UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04098

Name of Registrant: Vanguard Chester Funds

Address of Registrant:

P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:

Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2013 – September 30, 2014

Item 1: Reports to Shareholders

Annual Report | September 30, 2014

Vanguard PRIMECAP Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	8
Fund Profile.	11
Performance Summary.	12
Financial Statements.	14
Your Fund’s After-Tax Returns.	26
About Your Fund’s Expenses.	27
Trustees Approve Advisory Arrangement.	29
Glossary.	30

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2014

Total
Returns
Vanguard PRIMECAP Fund
Investor Shares	24.72%
Admiral™ Shares	24.85
S&P 500 Index	19.73
Multi-Cap Growth Funds Average	14.86
Multi-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
September 30, 2013, Through September 30, 2014

			Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard PRIMECAP Fund
Investor Shares	$87.83	$104.16	$0.836	$3.770
Admiral Shares	91.15	108.08	0.983	3.909

1

Chairman’s Letter

Dear Shareholder,

Vanguard PRIMECAP Fund registered superior results over the fiscal year as its advisor capitalized on the strongest sectors of the stock market while generally avoiding less productive areas. The fund returned almost 25% for the 12 months ended September 30, 2014, well ahead of both its benchmark, the Standard & Poor’s 500 Index (nearly 20%), and the average return of its multi-capitalization growth peers (nearly 15%).

This strong performance precedes a pair of milestones: November marks the 30th anniversary of both the PRIMECAP Fund and Theo A. Kolokotrones’s tenure as the fund’s co-manager. PRIMECAP Management Company is distinguished by its experience, knowledge, and talent––traits Mr. Kolokotrones also embodies. In dynamic, competitive investment markets, three decades of success is a major accomplishment. We’re grateful for our longstanding relationship with PRIMECAP Management and Mr. Kolokotrones. I’m pleased to congratulate them on their achievements.

If you hold fund shares in a taxable account, you may wish to review the table of after-tax returns, based on the highest federal income tax bracket, that appears later in this report.

2

Despite patchiness of late, stocks posted solid returns
The broad U.S. stock market managed a robust return of nearly 18% for the 12 months ended September 30, despite stumbling in two of the final three months. Generally strong corporate profits and progress in the U.S. economy carried the markets through most of the year. High stock valuations, international tensions, the unsettled global economy, and a gradual shift in the Federal Reserve’s accommodative policies weighed on more recent results.

Over the period’s final months, the performance gap between U.S. stocks and their international counterparts widened amid tensions in the Middle East and Ukraine, China’s slower growth, and Europe’s slumping economy. International stocks returned about 5%. Emerging markets and the developed markets of Europe and the Pacific region all recorded single-digit returns.

Although they met some resistance, bonds bounced back strongly
Bond returns, which were surprisingly robust through most of the fiscal year, also met resistance late in the period. Still, the broad U.S. taxable bond market returned 3.96%, a significant recovery from its negative outcome a year ago.

Since January, the Fed has pared back its bond-buying program, with the aim of ending it in October. Until recently, interest rates did not rise as analysts had predicted. The yield of the 10-year U.S. Treasury note

Market Barometer

		Average Annual Total Returns
	Periods Ended September 30, 2014
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	19.01%	23.23%	15.90%
Russell 2000 Index (Small-caps)	3.93	21.26	14.29
Russell 3000 Index (Broad U.S. market)	17.76	23.08	15.78
FTSE All-World ex US Index (International)	5.11	12.12	6.31

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	3.96%	2.43%	4.12%
Barclays Municipal Bond Index (Broad tax-exempt market)	7.93	4.56	4.67
Citigroup Three-Month U.S. Treasury Bill Index	0.04	0.04	0.06

CPI
Consumer Price Index	1.66%	1.61%	1.96%

3

ended September at 2.48%, down from 2.63% a year earlier. (Bond prices and yields move in opposite directions.)

Municipal bonds, which returned 7.93%, benefited from the broad market rally and a limited supply of new issues.

Following this advance for U.S. taxable and tax-exempt bonds, it’s worth remembering that the current low yields imply lower future returns: As yields drop, the scope for further declines—and increases in prices—diminishes.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –0.81% after sinking in September.

Money market funds and savings accounts posted negligible returns as the Fed kept its target for short-term interest rates to 0%–0.25%.

Technology and health care sectors powered the fund’s strong result
There’s no secret to the PRIMECAP Fund’s success. Through extensive research, the advisor seeks out underrated growth companies, applies a strict filter, and invests with long-term focus. PRIMECAP’s contrarian approach typically results in a portfolio that bears little resemblance to its benchmark index.

This divergence sometimes leads to stretches of underperformance. This was the case in fiscal years 2010 and 2012,

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	Admiral	Peer Group
	Shares	Shares	Average
PRIMECAP Fund	0.45%	0.36%	1.34%
The fund expense ratios shown are from the prospectus dated January 27, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2014, the fund’s expense ratios were 0.44% for Investor Shares and 0.35% for Admiral Shares. The
peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end
2013.

Peer group: Multi-Cap Growth Funds.

4

when PRIMECAP’s annual returns fell short of either one or both of its comparative standards. Patience and persistence are crucial to the process, as PRIMECAP’s portfolio is characterized by its low turnover and long-term holdings. Over time, shareholders have been rewarded for staying with the fund.

PRIMECAP’s outcome has historically hinged on the information technology and health care sectors, and fiscal year 2014 was no exception. Technology and health care stocks accounted for more than 60% of the fund’s assets on average during the period. This heavy exposure proved especially favorable as the two sectors powered the stock market and mostly overshadowed even the double-digit returns recorded by other sectors. Together, they were responsible for nearly 18 percentage points of PRIMECAP’s return.

The advisor’s selection among IT stocks further lifted performance: PRIMECAP’s holdings returned nearly 32%, compared with almost 29% for the technology stocks in the benchmark index. Most of the strength came from internet, software, IT services, and semiconductor firms as demand and accessibility increased in the United States and abroad.

The advisor’s choices weren’t quite as successful in the health care sector. PRIMECAP’s stocks returned about 25%, compared with about 28% for those in

Total Returns
Ten Years Ended September 30, 2014
Average
Annual Return
PRIMECAP Fund Investor Shares	10.56%
S&P 500 Index	8.11
Multi-Cap Growth Funds Average	8.01
Multi-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

the benchmark, but the fund’s outsized commitment to the sector was still a boon to return. Investors anticipated an increase in health care spending to coincide with the aging population and the expanded number of insured under the Affordable Care Act. The bulk of returns came from pharmaceutical and biotechnology companies, which benefited from mergers and acquisitions, new drug development, and overseas opportunities along with the larger trends lifting the industry. Health care and medical equipment firms excelled as well.

PRIMECAP’s industrial stocks, which increased about 36% over the period, also significantly boosted the fund’s performance. Almost all the strength came from select airline stocks, where mergers and acquisitions resulted in pricing advantages and higher profits. Additionally, lower fuel costs helped airlines along with air freight firms, another area of strength for the fund’s industrial holdings.

The remaining sectors made up only about 20% of the fund’s assets on average. Favorable sector exposure and above-average stock selection in consumer discretionary and financials provided a bit of a lift and outweighed subpar choices in energy and materials.

For more about the advisor’s strategy and the fund’s positioning during the fiscal year, please see the Advisor’s Report that follows this letter.

PRIMECAP’s latest upswing boosted ten-year performance
As I mentioned earlier, PRIMECAP Management directs the fund through a long-term lens. It is willing to endure market volatility and stand behind out-of-favor companies when it believes the future is promising. Along with the broader stock market, the fund was hurt during the financial crisis, but its investment strategy and philosophy have ultimately proven successful.

For the ten years ended September 30, 2014, the fund posted an average annual return of 10.56%. It surpassed both its benchmark index and the average annual return of its peer funds by more than 2 percentage points. PRIMECAP Management deserves credit for this enviable record, and it is helped by Vanguard’s low costs, which ensure that shareholders retain more of the fund’s returns.

High costs don’t equal strong fund performance
The adage “you get what you pay for” doesn’t apply to mutual funds. In fact, the reverse is true: Research suggests that higher costs are consistent with weaker returns. (See, for example, Shopping for Alpha: You Get What You Don’t Pay For at vanguard.com/research.)

Shouldn’t paying the highest fees allow you to purchase the services of the greatest talents and therefore get the best returns? As it turns out, the

6

data don’t support that argument. The explanation is simple: Every dollar paid for management fees is a dollar less earning potential return. Keeping expenses down can help narrow the gap between what the markets return and what investors actually earn.

That’s why Vanguard always seeks to minimize costs. Indexing, of course, is the purest form of low-cost investing. And we negotiate low fees for our actively managed funds, which are run by world-class advisors. It’s a strategy that reflects decades of experience and research, boiled down to one tenet: The less you pay, the more you earn.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 10, 2014

7

Advisor’s Report

For the fiscal year ended September 30, 2014, Vanguard PRIMECAP Fund returned 24.72% for Investor Shares and 24.85% for Admiral Shares. These results exceeded both the 19.73% return of the fund’s benchmark, the unmanaged Standard & Poor’s 500 Index, and the 14.86% average return of its multi-capitalization growth fund peers. Favorable stock selection in the industrial and information technology sectors, as well as overweight positions in health care and information technology, accounted for most of the fund’s outperformance.

The investment environment
Over the past 12 months, U.S. equities continued to appreciate, and the S&P 500 Index reached a new high during the third calendar quarter. Small-capitalization stocks, as measured by the Russell 2000 Index, began to significantly underperform large-caps beginning in mid-March.

After a rocky start to the year, driven in part by unusually cold weather, the U.S. economy rebounded. Real gross domestic product (GDP) grew by 4.6% in the second calendar quarter after declining 2.1% during the first. The unemployment rate fell to 5.9% at the end of September, the lowest level since July 2008. The improving U.S. economic outlook stood in stark contrast to the deteriorating outlook in Europe, where the European Central Bank introduced new stimulus measures, including an asset purchase program. The U.S. dollar appreciated against most foreign currencies, and commodity prices fell.

The Federal Reserve continued to tighten monetary policy by reducing its monthly asset purchases. The program is expected to end after the Fed’s October meeting. The central bank expects to maintain the current 0%–0.25% target federal funds rate for a considerable time after the asset purchase program ends.

On the geopolitical front, the United States and a number of other countries began conducting air strikes against the militant group ISIS, or Islamic State. After annexing Crimea earlier in the year, Russia continued its support of pro-Russian rebel groups in Eastern Ukraine. In response, the European Union and the United States imposed economic sanctions on Russia, resulting in a devaluation of the ruble and a slowdown in exports to Russia from countries such as Germany. Toward the end of the fiscal year, outbreaks of the Ebola virus in several African countries were increasingly a cause for concern as the first cases of the illness appeared in the United States and Europe.

Outlook for U.S. equities
We are less optimistic on the outlook for U.S. equities than we have been in recent years. We do, however, continue to believe that many individual stocks are attractively valued and that stocks represent a more inviting investment than bonds at current prices. As of September 30, the S&P 500 was trading at approximately 14.8 times 2015 consensus estimated earnings per share of $133. This is a reasonable valuation by historical standards, though the index appears more expensive on a

8

price-to-sales multiple basis because profit margins are near all-time highs. Calendar 2015 consensus estimates assume 4.2% sales-per-share growth and 11.7% earnings-per-share growth, which may prove difficult to achieve.

Portfolio update and outlook
The portfolio remains significantly over- weight in health care and information technology. As of September 30, these sectors accounted for 63% of the fund’s stocks (compared with 34% for the S&P 500), including nine of its ten largest holdings.

Favorable sector allocations and stock selection contributed significantly to the fund’s success. Overweight positions in information technology and health care, the best performers over the period, benefited relative results, as did underweight positions in energy, consumer discretionary, consumer staples, telecommunication services, financials, utilities, and materials.

Positive stock selection in industrials and information technology was partially offset by unfavorable choices in health care and energy. In industrials, Southwest Airlines (+134%), FedEx (+42%), and Alaska Air Group (+41%) accounted for most of the outperformance. In information technology, Micron (+96%), Hewlett-Packard (+72%), Microsoft (+43%), Google (+34%), and Adobe Systems (+33%) were the largest contributors. These gains were partially offset by relatively poor stock picks in health care—including GlaxoSmithKline (–4%), Boston Scientific (+1%), and Roche (+13%)—and in energy, notably Transocean (–24%) and Noble Energy (+3%).

Health care
We believe that favorable global demo-graphic trends and innovation will create opportunities for health care companies to increase revenues faster than overall economic growth for the foreseeable future. Aging populations in developed countries and China should lead to greater consumption of health care products and services. At the same time, rising disposable incomes and household wealth in developing countries should lead to higher use by people of all ages.

The health care industry’s considerable investment in research and development over the years is driving the rise of new and more effective therapies for many diseases, such as cancer, diabetes, and Alzheimer’s. The precipitous decline in the cost of genetic DNA sequencing is allowing researchers to identify unknown diseases and rapidly develop therapies that improve the standard of care. Increasingly, drugs based on a better understanding of diseases’ underlying genetic causes are providing higher cure rates with fewer side effects than conventional treatments.

Technology
We continue to believe that many of the fund’s information technology holdings are attractively valued. The sector’s price-to-earnings multiple relative to that of the

9

broader S&P 500 Index is near a multi-decade low, and tech companies are far better capitalized than those in other sectors. Many of the fund’s IT holdings have considerable percentages of their market capitalization in net cash on their balance sheets. Already at reasonable multiples, their valuations are even more attractive when these net cash balances are considered.

The pace of change in the sector is rapid and can be disruptive, but we believe that many “old technology” companies are evolving their offerings to remain relevant. A fundamental shift from client-server to internet-based or “cloud” architectures is allowing users to rent software applications and computing resources and consume them as services over the internet. This model is more flexible than the traditional one of purchasing perpetual licenses to software applications and running these applications on locally deployed servers. We believe that many of the fund’s old technology holdings, such as Microsoft, Adobe Systems, and Hewlett-Packard, are successfully adapting to the cloud era.

Conclusion
We remain committed to our investment philosophy, which is to invest in attractively priced individual stocks for the long term. This “bottom-up” approach often results in portfolios that bear little resemblance to market indexes; therefore, our results often deviate substantially. Furthermore, our long-term investment horizon results in low portfolio turnover, which creates the possibility for extended periods of underperformance when the stocks in our portfolio fall out of favor. We nonetheless believe that this approach can generate superior results for investors over the long term.

PRIMECAP Management Company October 10, 2014

10

PRIMECAP Fund

Fund Profile
As of September 30, 2014

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VPMCX	VPMAX
Expense Ratio[1]	0.45%	0.36%
30-Day SEC Yield	1.15%	1.24%

Portfolio Characteristics
			DJ
			U.S.
			Total
			Market
		S&P 500	FA
	Fund	Index	Index
Number of Stocks	127	502	3,768
Median Market Cap	$62.5B	$75.5B	$51.1B
Price/Earnings Ratio	20.6x	19.1x	20.5x
Price/Book Ratio	3.6x	2.7x	2.6x
Return on Equity	20.1%	19.1%	17.8%
Earnings Growth
Rate	15.8%	15.2%	15.2%
Dividend Yield	1.6%	2.0%	1.9%
Foreign Holdings	10.3%	0.0%	0.0%
Turnover Rate	11%	—	—
Short-Term Reserves	3.8%	—	—

Sector Diversification (% of equity exposure)
			DJ
			U.S. Total
		S&P 500	Market
	Fund	Index FA Index
Consumer
Discretionary	8.1%	11.7%	12.5%
Consumer Staples	0.5	9.5	8.3
Energy	4.2	9.7	9.1
Financials	5.7	16.3	17.4
Health Care	31.2	13.9	13.5
Industrials	15.5	10.3	11.2
Information
Technology	32.3	19.7	19.0
Materials	2.5	3.5	3.8
Telecommunication
Services	0.0	2.4	2.2
Utilities	0.0	3.0	3.0

Volatility Measures
		DJ
		U.S. Total
	S&P 500	Market
	Index	FA Index
R-Squared	0.88	0.90
Beta	0.97	0.93
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Biogen Idec Inc.	Biotechnology	7.5%
Amgen Inc.	Biotechnology	5.1
Eli Lilly & Co.	Pharmaceuticals	4.3
FedEx Corp.	Air Freight &
	Logistics	4.1
Microsoft Corp.	Systems Software	4.1
Roche Holding AG	Pharmaceuticals	3.9
Google Inc.	Internet Software &
	Services	3.7
Texas Instruments Inc.	Semiconductors	3.7
Adobe Systems Inc.	Application Software	3.6
Novartis AG	Pharmaceuticals	2.7
Top Ten		42.7%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated January 27, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2014, the expense ratios were 0.44% for Investor Shares and 0.35% for Admiral Shares.

11

PRIMECAP Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2004, Through September 30, 2014

Initial Investment of $10,000

			Average Annual Total Returns
		Periods Ended September 30, 2014
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	PRIMECAP Fund*Investor Shares	24.72%	16.95%	10.56%	$27,279
••••••••	S&P 500 Index	19.73	15.70	8.11	21,804
– – – –	Multi-Cap Growth Funds Average	14.86	14.32	8.01	21,601
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	17.69	15.84	8.59	22,805
Multi-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
PRIMECAP Fund Admiral Shares	24.85%	17.06%	10.68%	$137,945
S&P 500 Index	19.73	15.70	8.11	109,022
Dow Jones U.S. Total Stock Market Float
Adjusted Index	17.69	15.84	8.59	114,024

See Financial Highlights for dividend and capital gains information.

12

PRIMECAP Fund

Fiscal-Year Total Returns (%): September 30, 2004, Through September 30, 2014

13

PRIMECAP Fund

Financial Statements

Statement of Net Assets
As of September 30, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (96.5%)
Consumer Discretionary (7.8%)
*	DIRECTV	8,053,962	696,829
	L Brands Inc.	10,018,818	671,060
	Walt Disney Co.	5,150,000	458,505
	TJX Cos. Inc.	6,875,000	406,794
	Ross Stores Inc.	4,523,000	341,848
	Carnival Corp.	5,818,100	233,713
^	Sony Corp. ADR	11,900,000	214,676
*	Bed Bath & Beyond Inc.	2,300,975	151,473
	Whirlpool Corp.	725,000	105,596
	VF Corp.	772,400	51,002
*	Amazon.com Inc.	146,000	47,076
	Time Warner Cable Inc.	293,304	42,086
	Las Vegas Sands Corp.	300,000	18,663
			3,439,321
Consumer Staples (0.5%)
	CVS Health Corp.	1,794,065	142,790
	Costco Wholesale Corp.	350,000	43,862
	PepsiCo Inc.	250,000	23,272
	Kellogg Co.	270,000	16,632
			226,556
Energy (4.1%)
^	Transocean Ltd.	16,155,479	516,491
	Schlumberger Ltd.	3,642,833	370,440
	EOG Resources Inc.	3,695,000	365,879
	Noble Energy Inc.	4,330,000	295,999
	Exxon Mobil Corp.	615,000	57,841
*	Cameron International
	Corp.	687,500	45,636
	National Oilwell Varco Inc.	579,600	44,107
	Encana Corp.	1,979,000	41,974
*	Southwestern Energy Co.	968,779	33,859
	Petroleo Brasileiro SA
	ADR Type A	600,000	8,934
	Cabot Oil & Gas Corp.	240,000	7,845

			Market
			Value
		Shares	($000)
	Petroleo Brasileiro SA ADR	400,000	5,676
	Noble Corp. plc	100,000	2,222
	Range Resources Corp.	12,500	848
*	Paragon Offshore plc	33,333	205
			1,797,956
Financials (5.5%)
	Charles Schwab Corp.	26,623,992	782,479
	Marsh & McLennan
	Cos. Inc.	12,231,100	640,176
	Wells Fargo & Co.	8,115,900	420,972
	Chubb Corp.	2,799,000	254,933
	CME Group Inc.	2,424,100	193,819
	Progressive Corp.	2,004,756	50,680
	American Express Co.	482,100	42,203
	Discover Financial
	Services	436,100	28,080
	US Bancorp	485,000	20,288
			2,433,630
Health Care (30.0%)
*	Biogen Idec Inc.	9,973,695	3,299,398
	Amgen Inc.	15,917,400	2,235,758
	Eli Lilly & Co.	29,130,000	1,889,081
	Roche Holding AG	5,872,200	1,734,079
	Novartis AG ADR	12,568,965	1,183,117
	Medtronic Inc.	15,323,952	949,319
	Johnson & Johnson	6,324,469	674,125
*	Boston Scientific Corp.	28,342,560	334,726
	Abbott Laboratories	6,137,900	255,275
	Thermo Fisher
	Scientific Inc.	1,958,600	238,362
	AbbVie Inc.	2,829,800	163,449
	GlaxoSmithKline plc ADR	3,200,400	147,122
	Sanofi ADR	2,250,000	126,968
	Agilent Technologies Inc.	458,500	26,125
	Stryker Corp.	259,000	20,914
	Zimmer Holdings Inc.	197,000	19,808
			13,297,626

14

PRIMECAP Fund

			Market
			Value
		Shares	($000)
Industrials (15.0%)
	FedEx Corp.	11,356,768	1,833,550
1	Southwest Airlines Co.	34,559,300	1,167,068
	Honeywell
	International Inc.	5,851,347	544,877
	Caterpillar Inc.	4,050,000	401,071
	Union Pacific Corp.	3,397,400	368,346
	Airbus Group NV	5,433,700	341,567
	Alaska Air Group Inc.	6,207,800	270,288
	CH Robinson
	Worldwide Inc.	3,443,308	228,360
	Boeing Co.	1,744,260	222,184
	United Parcel Service Inc.
	Class B	2,181,070	214,377
*	United Continental
	Holdings Inc.	4,260,800	199,363
	Deere & Co.	1,976,500	162,053
	Delta Air Lines Inc.	3,783,000	136,755
	United Technologies Corp.	1,007,000	106,339
	Pentair plc	1,399,000	91,621
^	Canadian Pacific
	Railway Ltd.	425,800	88,341
	Rockwell Automation Inc.	775,000	85,157
	American Airlines
	Group Inc.	1,475,000	52,333
	CSX Corp.	1,290,000	41,357
	Expeditors International
	of Washington Inc.	840,742	34,117
	Safran SA	267,000	17,311
	Pall Corp.	205,000	17,159
	Norfolk Southern Corp.	46,100	5,145
*	NOW Inc.	143,844	4,374
	Cummins Inc.	12,150	1,604
	Republic Services Inc.
	Class A	17,000	663
			6,635,380
Information Technology (31.2%)
	Microsoft Corp.	39,156,600	1,815,300
	Texas Instruments Inc.	34,427,100	1,641,828
*	Adobe Systems Inc.	23,310,070	1,612,824
*	Google Inc. Class A	1,418,843	834,861
*	Google Inc. Class C	1,418,843	819,183
	Hewlett-Packard Co.	21,139,400	749,815
	QUALCOMM Inc.	9,609,350	718,491
*	Micron Technology Inc.	20,120,000	689,311
	Intuit Inc.	7,393,700	648,058
	Intel Corp.	17,810,500	620,162
	EMC Corp.	16,752,800	490,187
	KLA-Tencor Corp.	4,553,100	358,693
	Oracle Corp.	8,355,000	319,829
	Cisco Systems Inc.	12,318,050	310,045
	NVIDIA Corp.	13,880,000	256,086
	Visa Inc. Class A	1,145,138	244,338

			Market
			Value
		Shares	($000)
	Accenture plc Class A	2,386,100	194,038
	NetApp Inc.	4,320,000	185,587
	Telefonaktiebolaget LM
	Ericsson ADR	14,588,314	183,667
1	Plantronics Inc.	3,701,500	176,858
*	Alibaba Group
	Holding Ltd. ADR	1,607,100	142,791
	Analog Devices Inc.	2,240,000	110,858
*	BlackBerry Ltd.	10,438,600	103,760
	Corning Inc.	5,243,200	101,403
	Symantec Corp.	3,974,500	93,440
	Activision Blizzard Inc.	3,945,000	82,017
	Apple Inc.	546,000	55,010
	SanDisk Corp.	500,000	48,975
*	eBay Inc.	583,000	33,015
	MasterCard Inc. Class A	412,500	30,492
*	Entegris Inc.	2,583,472	29,710
*	Rambus Inc.	2,000,000	24,960
	Applied Materials Inc.	970,000	20,962
	Altera Corp.	460,000	16,459
	ASML Holding NV	148,175	14,643
*	F5 Networks Inc.	97,400	11,565
*	salesforce.com inc	164,000	9,435
	Motorola Solutions Inc.	30,000	1,898
			13,800,554
Materials (2.4%)
	Monsanto Co.	6,301,125	708,940
	Potash Corp. of
	Saskatchewan Inc.	5,919,200	204,567
	Praxair Inc.	925,000	119,325
	EI du Pont de
	Nemours & Co.	150,000	10,764
	Celanese Corp. Class A	60,000	3,511
	LyondellBasell Industries
	NV Class A	18,700	2,032
			1,049,139
Total Common Stocks
(Cost $19,182,791)			42,680,162
Temporary Cash Investment (4.1%)
Money Market Fund (4.1%)
[2,3]	Vanguard Market
	Liquidity Fund, 0.109%
	(Cost $1,831,829)	1,831,828,913	1,831,829
Total Investments (100.6%)
(Cost $21,014,620)			44,511,991
Other Assets and Liabilities (-0.6%)
Other Assets			522,705
Liabilities[3]			(779,349)
			(256,644)
Net Assets (100%)			44,255,347

15

PRIMECAP Fund

At September 30, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	18,451,785
Undistributed Net Investment Income	318,267
Accumulated Net Realized Gains	1,988,762
Unrealized Appreciation (Depreciation)
Investment Securities	23,497,371
Foreign Currencies	(838)
Net Assets	44,255,347

Investor Shares—Net Assets
Applicable to 127,430,575 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	13,273,321
Net Asset Value Per Share—
Investor Shares	$104.16

Admiral Shares—Net Assets
Applicable to 286,669,913 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	30,982,026
Net Asset Value Per Share—
Admiral Shares	$108.08

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $135,227,000.
1 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $142,145,000 of collateral received for securities on loan.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

16

PRIMECAP Fund

Statement of Operations

Year Ended
September 30, 2014
($000)
Investment Income
Income
Dividends[1,2]	656,631
Interest[2]	2,164
Securities Lending	1,676
Total Income	660,471
Expenses
Investment Advisory Fees—Note B	82,278
The Vanguard Group—Note C
Management and Administrative—Investor Shares	30,448
Management and Administrative—Admiral Shares	36,653
Marketing and Distribution—Investor Shares	2,089
Marketing and Distribution—Admiral Shares	3,755
Custodian Fees	586
Auditing Fees	30
Shareholders’ Reports—Investor Shares	108
Shareholders’ Reports—Admiral Shares	127
Trustees’ Fees and Expenses	67
Total Expenses	156,141
Net Investment Income	504,330
Realized Net Gain (Loss)
Investment Securities Sold[2]	2,268,749
Foreign Currencies	1,164
Realized Net Gain (Loss)	2,269,913
Change in Unrealized Appreciation (Depreciation)
Investment Securities	6,119,090
Foreign Currencies	(1,539)
Change in Unrealized Appreciation (Depreciation)	6,117,551
Net Increase (Decrease) in Net Assets Resulting from Operations	8,891,794
1 Dividends are net of foreign withholding taxes of $17,247,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $8,763,000, $2,164,000, and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

17

PRIMECAP Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	504,330	448,283
Realized Net Gain (Loss)	2,269,913	1,544,820
Change in Unrealized Appreciation (Depreciation)	6,117,551	6,421,396
Net Increase (Decrease) in Net Assets Resulting from Operations	8,891,794	8,414,499
Distributions
Net Investment Income
Investor Shares	(118,024)	(181,566)
Admiral Shares	(253,860)	(236,821)
Realized Capital Gain[1]
Investor Shares	(532,238)	(135,657)
Admiral Shares	(1,009,500)	(164,172)
Total Distributions	(1,913,622)	(718,216)
Capital Share Transactions
Investor Shares	(2,143,518)	(3,902,726)
Admiral Shares	3,232,612	2,784,511
Net Increase (Decrease) from Capital Share Transactions	1,089,094	(1,118,215)
Total Increase (Decrease)	8,067,266	6,578,068
Net Assets
Beginning of Period	36,188,081	29,610,013
End of Period[2]	44,255,347	36,188,081
1 Includes fiscal 2014 and 2013 short-term gain distributions totaling $8,179,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $318,267,000 and $216,612,000.

See accompanying Notes, which are an integral part of the Financial Statements.

18

PRIMECAP Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$87.83	$69.39	$58.46	$60.36	$55.10
Investment Operations
Net Investment Income	1.124	1.033	.866	.651	.631[1]
Net Realized and Unrealized Gain (Loss)
on Investments	19.812	19.093	12.857	(1.266)	5.076
Total from Investment Operations	20.936	20.126	13.723	(.615)	5.707
Distributions
Dividends from Net Investment Income	(.836)	(.965)	(.689)	(.614)	(.447)
Distributions from Realized Capital Gains	(3.770)	(.721)	(2.104)	(.671)	—
Total Distributions	(4.606)	(1.686)	(2.793)	(1.285)	(.447)
Net Asset Value, End of Period	$104.16	$87.83	$69.39	$58.46	$60.36

Total Return[2]	24.72%	29.63%	24.17%	-1.23%	10.36%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$13,273	$13,059	$13,632	$14,359	$18,028
Ratio of Total Expenses to
Average Net Assets	0.44%	0.45%	0.45%	0.45%	0.45%
Ratio of Net Investment Income to
Average Net Assets	1.17%	1.32%	1.30%	0.95%	1.05%[1]
Portfolio Turnover Rate	11%	5%	6%	8%	5%
1 Net investment income per share and the ratio of net investment income to average net assets include $.128 and 0.21%, respectively, resulting from a special dividend from Weyerhaeuser Co. in July 2010.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

19

PRIMECAP Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$91.15	$72.03	$60.69	$62.65	$57.20
Investment Operations
Net Investment Income	1.286	1.178	.974	.738	.711[1]
Net Realized and Unrealized Gain (Loss)
on Investments	20.536	19.769	13.333	(1.319)	5.269
Total from Investment Operations	21.822	20.947	14.307	(.581)	5.980
Distributions
Dividends from Net Investment Income	(.983)	(1.079)	(.785)	(.683)	(.530)
Distributions from Realized Capital Gains	(3.909)	(.748)	(2.182)	(.696)	—
Total Distributions	(4.892)	(1.827)	(2.967)	(1.379)	(.530)
Net Asset Value, End of Period	$108.08	$91.15	$72.03	$60.69	$62.65

Total Return[2]	24.85%	29.73%	24.29%	-1.14%	10.46%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$30,982	$23,129	$15,978	$11,088	$9,765
Ratio of Total Expenses to Average Net Assets	0.35%	0.36%	0.36%	0.36%	0.36%
Ratio of Net Investment Income to
Average Net Assets	1.26%	1.41%	1.39%	1.04%	1.14%[1]
Portfolio Turnover Rate	11%	5%	6%	8%	5%
1 Net investment income per share and the ratio of net investment income to average net assets include $.133 and 0.21%, respectively, resulting from a special dividend from Weyerhaeuser Co. in July 2010.
2 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.

See accompanying Notes, which are an integral part of the Financial Statements.

20

PRIMECAP Fund

Notes to Financial Statements

Vanguard PRIMECAP Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending

21

PRIMECAP Fund

agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2014, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. PRIMECAP Management Company provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended September 30, 2014, the investment advisory fee represented an effective annual rate of 0.20% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At September 30, 2014, the fund had contributed capital of $4,375,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 1.75% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

22

PRIMECAP Fund

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of September 30, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	40,587,205	2,092,957	—
Temporary Cash Investments	1,831,829	—	—
Total	42,419,034	2,092,957	—

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended September 30, 2014, the fund realized net foreign currency gains of $1,164,000 which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $31,955,000 from undistributed net investment income, and $142,858,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at September 30, 2014, the fund had $390,308,000 of ordinary income and $1,973,160,000 of long-term capital gains available for distribution.

At September 30, 2014, the cost of investment securities for tax purposes was $21,014,620,000. Net unrealized appreciation of investment securities for tax purposes was $23,497,371,000, consisting of unrealized gains of $24,379,530,000 on securities that had risen in value since their purchase and $882,159,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended September 30, 2014, the fund purchased $4,235,792,000 of investment securities and sold $4,583,824,000 of investment securities, other than temporary cash investments.

23

PRIMECAP Fund

G. Capital share transactions for each class of shares were:
			Year Ended September 30,
		2014		2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	603,070	6,273	668,647	8,660
Issued in Lieu of Cash Distributions	642,435	7,204	313,404	4,485
Redeemed	(3,389,023)	(34,742)	(4,884,777)	(60,900)
Net Increase (Decrease)—Investor Shares	(2,143,518)	(21,265)	(3,902,726)	(47,755)
Admiral Shares
Issued	4,000,605	39,585	4,361,547	51,652
Issued in Lieu of Cash Distributions	1,203,134	13,011	378,497	5,223
Redeemed	(1,971,127)	(19,659)	(1,955,533)	(24,968)
Net Increase (Decrease)—Admiral Shares	3,232,612	32,937	2,784,511	31,907

H. Certain of the fund’s investments were in companies that were considered to be affiliated companies of the fund because the fund owned more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

		Current Period Transactions
	Sept. 30, 2013		Proceeds from		Sept. 30, 2014
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
Plantronics Inc.	170,454	—	—	1,851	176,858
Southwest Airlines Co.	NA1	—	—	6,912	1,167,068
Total	170,454			8,763	1,343,926
1 Not applicable—At September 30, 2013, the issuer was not an affiliated company of the fund.

I. Management has determined that no material events or transactions occurred subsequent to September 30, 2014, that would require recognition or disclosure in these financial statements.

24

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Chester Funds and the Shareholders of Vanguard PRIMECAP Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard PRIMECAP Fund (constituting a separate portfolio of Vanguard Chester Funds, hereafter referred to as the “Fund”) at September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2014 by correspondence with the custodian and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 10, 2014

Special 2014 tax information (unaudited) for Vanguard PRIMECAP Fund

This information for the fiscal year ended September 30, 2014, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $1,675,393,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For non-resident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $380,064,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 98.5% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

25

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2014. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: PRIMECAP Fund Investor Shares
Periods Ended September 30, 2014

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	24.72%	16.95%	10.56%
Returns After Taxes on Distributions	23.26	16.35	9.86
Returns After Taxes on Distributions and Sale of Fund Shares	14.90	13.70	8.66

26

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

27

Six Months Ended September 30, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
PRIMECAP Fund	3/31/2014	9/30/2014	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,074.15	$2.29
Admiral Shares	1,000.00	1,074.67	1.82
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.86	$2.23
Admiral Shares	1,000.00	1,023.31	1.78
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.44% for Investor Shares and 0.35% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

28

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard PRIMECAP Fund has renewed the fund’s investment advisory arrangement with PRIMECAP Management Company (PRIMECAP Management). The board determined that renewing the fund’s advisory arrangement was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that PRIMECAP Management, founded in 1983, is recognized for its long-term approach to growth equity investing. Four experienced portfolio managers are responsible for separate subport-folios, and each portfolio manager employs a fundamental, research-driven approach in seeking to identify companies that have long-term growth potential overlooked by the market and are trading at attractive valuation levels. The firm has managed the fund since its inception in 1984.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability of PRIMECAP Management in determining whether to approve the advisory fee, because PRIMECAP Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

29

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

30

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

31

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 177 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President of
Inc., and of each of the investment companies served	the University of Pennsylvania; Christopher H. Browne
by The Vanguard Group, since January 2010; Director	Distinguished Professor of Political Science, School of
of The Vanguard Group since 2008; Chief Executive	Arts and Sciences, and Professor of Communication,
Officer and President of The Vanguard Group, and of	Annenberg School for Communication, with secondary
each of the investment companies served by The	faculty appointments in the Department of Philosophy,
Vanguard Group, since 2008; Director of Vanguard	School of Arts and Sciences, and at the Graduate
Marketing Corporation; Managing Director of The	School of Education, University of Pennsylvania;
Vanguard Group (1995–2008).	Trustee of the National Constitution Center; Chair
of the Presidential Commission for the Study of
Bioethical Issues.
IndependentTrustees
JoAnn Heffernan Heisen
Emerson U. Fullwood	Born 1950. Trustee Since July 1998. Principal
Born 1948. Trustee Since January 2008. Principal	Occupation(s) During the Past Five Years: Corporate
Occupation(s) During the Past Five Years: Executive	Vice President and Chief Global Diversity Officer
Chief Staff and Marketing Officer for North America	(retired 2008) and Member of the Executive
and Corporate Vice President (retired 2008) of Xerox	Committee (1997–2008) of Johnson & Johnson
Corporation (document management products and	(pharmaceuticals/medical devices/consumer
services); Executive in Residence and 2009–2010	products); Director of Skytop Lodge Corporation
Distinguished Minett Professor at the Rochester	(hotels), the University Medical Center at Princeton,
Institute of Technology; Director of SPX Corporation	the Robert Wood Johnson Foundation, and the Center
(multi-industry manufacturing), the United Way of	for Talent Innovation; Member of the Advisory Board
Rochester, Amerigroup Corporation (managed health	of the Maxwell School of Citizenship and Public Affairs
care), the University of Rochester Medical Center,	at Syracuse University.
Monroe Community College Foundation, and North
Carolina A&T University.	F. Joseph Loughrey
Born 1949. Trustee Since October 2009. Principal
Rajiv L. Gupta	Occupation(s) During the Past Five Years: President
Born 1945. Trustee Since December 2001.[2]	and Chief Operating Officer (retired 2009) of Cummins
Principal Occupation(s) During the Past Five Years:	Inc. (industrial machinery); Chairman of the BoardInc.
Chairman and Chief Executive Officer (retired 2009)	of Hillenbrand, Inc. (specialized consumer services),
and President (2006–2008) of Rohm and Haas Co.	and of Oxfam America; Director of SKF AB (industrial
(chemicals); Director of Tyco International, Ltd.	machinery), Hyster-Yale Materials Handling, Inc.
(diversified manufacturing and services), Hewlett-	(forklift trucks), the Lumina Foundation for Education,
Packard Co. (electronic computer manufacturing),

and the V Foundation for Cancer Research; Member	Executive Officers
of the Advisory Council for the College of Arts and
Letters and of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies, both at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer (retired 2013)
at IBM (information technology services); Fiduciary	Thomas J. Higgins
Member of IBM’s Retirement Plan Committee (2004–	Born 1957. Chief Financial Officer Since September
2013); Member of the Council on Chicago Booth.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Board Member of TIFF Advisory Services, Inc.	Occupation(s) During the Past Five Years: Principal of
(investment advisor); Member of the Investment	The Vanguard Group, Inc.; Treasurer of each of the
Advisory Committees of the Financial Industry	investment companies served by The Vanguard
Regulatory Authority (FINRA) and of Major League	Group; Assistant Treasurer of each of the investment
Baseball.	companies served by The Vanguard Group (1988–2008).

André F. Perold	Heidi Stam
Born 1952. Trustee Since December 2004. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Managing
Gund Professor of Finance and Banking, Emeritus	Director of The Vanguard Group, Inc.; General Counsel
at the Harvard Business School (retired 2011);	of The Vanguard Group; Secretary of The Vanguard
Chief Investment Officer and Managing Partner of	Group and of each of the investment companies
HighVista Strategies LLC (private investment firm);	served by The Vanguard Group; Director and Senior
Director of Rand Merchant Bank; Overseer of the	Vice President of Vanguard Marketing Corporation.
Museum of Fine Arts Boston.
Vanguard Senior ManagementTeam
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	Chris D. McIsaac
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Michael S. Miller
President, and Chief Executive Officer of NACCO	Paul A. Heller	James M. Norris
Industries, Inc. (housewares/lignite), and of Hyster-	Martha G. King	Glenn W. Reed
Yale Materials Handling, Inc. (forklift trucks); Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland.

Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President	John J. Brennan
and Chief Operating Officer (retired 2010) of Corning	Chairman, 1996–2009
Incorporated (communications equipment); Trustee of	Chief Executive Officer and President, 1996–2008
Colby-Sawyer College; Member of the Advisory Board
of the Norris Cotton Cancer Center and of the Advisory	Founder
Board of the Parthenon Group (strategy consulting).
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2014 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q590 112014

Annual Report | September 30, 2014

Vanguard Target Retirement Funds

Vanguard Target Retirement Income Fund Vanguard Target Retirement 2010 Fund Vanguard Target Retirement 2015 Fund Vanguard Target Retirement 2020 Fund Vanguard Target Retirement 2025 Fund Vanguard Target Retirement 2030 Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Target Retirement Income Fund.	10
Target Retirement 2010 Fund.	21
Target Retirement 2015 Fund.	31
Target Retirement 2020 Fund.	42
Target Retirement 2025 Fund.	53
Target Retirement 2030 Fund.	64
Your Fund’s After-Tax Returns.	77
About Your Fund’s Expenses.	79
Glossary.	81

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2014

Total
Returns
Vanguard Target Retirement Income Fund	6.47%
Target Income Composite Index	6.73
Spliced Mixed-Asset Target Today Funds Average	5.19
Spliced Mixed-Asset Target Today Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Vanguard Target Retirement 2010 Fund	7.55%
Target 2010 Composite Index	7.83
Mixed-Asset Target 2010 Funds Average	6.31
Mixed-Asset Target 2010 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Vanguard Target Retirement 2015 Fund	9.07%
Target 2015 Composite Index	9.32
Mixed-Asset Target 2015 Funds Average	6.79
Mixed-Asset Target 2015 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Vanguard Target Retirement 2020 Fund	10.13%
Target 2020 Composite Index	10.45
Mixed-Asset Target 2020 Funds Average	7.43
Mixed-Asset Target 2020 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Vanguard Target Retirement 2025 Fund	10.80%
Target 2025 Composite Index	11.15
Mixed-Asset Target 2025 Funds Average	8.78
Mixed-Asset Target 2025 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Vanguard Target Retirement 2030 Fund	11.51%
Target 2030 Composite Index	11.86
Mixed-Asset Target 2030 Funds Average	9.16
Mixed-Asset Target 2030 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
For a benchmark description, see the Glossary.

Investments in Target Retirement Funds are subject to the risks of their underlying funds. The year in the fund name refers to the approximate year (the target date) when an investor in the fund would retire and leave the work force.
The fund will gradually shift its emphasis from more aggressive investments to more conservative ones based on its target date. An investment in a Target Retirement Fund is not guaranteed at any time, including on or after the target date.

1

Chairman’s Letter

Dear Shareholder,

Despite recent volatility in the global markets, both domestic and international equity and fixed income investments posted positive results for the 12 months ended September 30, 2014. U.S. stocks produced the strongest results, significantly outperforming their international counterparts, as well as U.S. and international bonds.

Returns for the six Vanguard Target Retirement Funds covered in this report were positive for the period, ranging from 6.47% for Vanguard Target Retirement Income Fund to 11.51% for Vanguard Target Retirement 2030 Fund. (The funds with retirement dates of 2035 through 2060 are covered in a separate report.) Given the investment environment, it’s not surprising that the funds with a greater exposure to equities returned more than those with a heavier allocation to bonds.

Even with spells of patchiness, stocks posted strong returns
The broad U.S. stock market managed a robust return of nearly 18% for the 12 months ended September 30, despite stumbling later in the period. Generally strong corporate profits and progress in the U.S. economy carried the markets through most of the fiscal year. As the period drew to a close, however, high stock valuations, international tensions, the unsettled global economy, and the Federal Reserve’s gradual shift from accommodative policies weighed on results.

2

During the final months of the fiscal year, the performance gap between U.S. and international stocks widened amid tensions in the Middle East and Ukraine and anxiety over China’s slower growth and Europe’s slumping economy. In the end, international stocks returned about 5%. Emerging markets returned more than 6%, ahead of developed European markets; weakness in Japan weighed on the developed Pacific region.

Bonds bounced back strongly despite a pause late in the year
Bond returns, which were surprisingly robust through most of the fiscal year, also met resistance late in the period. Still, the broad U.S. taxable bond market returned 3.96%, a significant recovery from its negative outcome a year ago.

Since January, the Fed has pared back its bond-buying program, with the aim of ending it in October. For most of the fiscal year, interest rates did not rise as analysts had predicted. The yield of the 10-year U.S. Treasury note ended September at 2.48%, down from 2.63% a year earlier. (Bond prices and yields move in opposite directions.)

Municipal bonds returned 7.93% as strong investor demand and a limited supply of new issues helped drive up prices.

After this advance for U.S. taxable and tax-exempt bonds, it’s worth remembering that the current low yields imply lower future returns: As yields drop, the scope for further declines—and increases in prices—diminishes.

Market Barometer

		Average Annual Total Returns
	Periods Ended September 30, 2014
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	19.01%	23.23%	15.90%
Russell 2000 Index (Small-caps)	3.93	21.26	14.29
Russell 3000 Index (Broad U.S. market)	17.76	23.08	15.78
FTSE All-World ex US Index (International)	5.11	12.12	6.31

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	3.96%	2.43%	4.12%
Barclays Municipal Bond Index (Broad tax-exempt market)	7.93	4.56	4.67
Citigroup Three-Month U.S. Treasury Bill Index	0.04	0.04	0.06

CPI
Consumer Price Index	1.66%	1.61%	1.96%

3

Money market funds and savings accounts posted negligible returns, as the Fed kept its target for short-term interest rates to 0%–0.25%.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –0.81% after sinking in September.

Stock-focused funds outpaced more conservative funds
Vanguard Target Retirement Funds offer a straightforward approach to a complex problem: how to invest successfully for retirement. These “fund of funds” invest in Vanguard’s broadest index funds, giving investors access to thousands of U.S. and international stocks and bonds, including exposure to the major market sectors and segments.

The funds’ managers seek to handle stock market risk by gradually shifting each fund’s asset allocation from stocks to bonds, becoming more conservative as the fund nears its target retirement date. Once its target date is reached, each fund continues to adjust until it enters an income phase, when the portfolio will convert to the Target Retirement Income Fund. The Income Fund, which represents a static allocation of about 70% bonds and 30% stocks, is mostly focused on helping investors generate income and preserve their wealth.

Expense Ratios
Your Fund Compared With Its Peer Group
	Acquired Fund Fees	Peer Group
	and Expenses	Average
Target Retirement Income Fund	0.16%	1.01%
Target Retirement 2010 Fund	0.16	0.54
Target Retirement 2015 Fund	0.16	0.49
Target Retirement 2020 Fund	0.16	0.57
Target Retirement 2025 Fund	0.17	0.49
Target Retirement 2030 Fund	0.17	0.56
The fund expense figures shown—drawn from the prospectus dated January 27, 2014—represent an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement
Funds invest. The Target Retirement Funds do not charge any expenses or fees of their own. For the fiscal year ended September 30, 2014, the acquired fund fees and expenses were 0.16% for the Income Fund, 0.16% for the 2010 Fund, 0.16% for the 2015 Fund, 0.16% for the 2020
Fund, 0.17% for the 2025 Fund, and 0.17% for the 2030 Fund. Peer-group expense ratios are derived from data provided by Lipper, a Thomson
Reuters Company, and capture information through year-end 2013.

Peer groups: For the Income Fund, Mixed-Asset Target Today Funds Average; for the 2010 Fund, Mixed-Asset Target 2010 Funds; for the 2015
Fund, Mixed-Asset Target 2015 Funds; for the 2020 Fund, Mixed-Asset Target 2020 Funds; for the 2025 Fund, Mixed-Asset Target 2025 Funds;
and for the Target Retirement 2030 Fund, Mixed-Asset Target 2030 Funds.

4

Total Returns
Ten Years Ended September 30, 2014
Average
Annual Return
Target Retirement Income Fund	5.52%
Target Income Composite Index	5.55
Spliced Mixed-Asset Target Today Funds Average	4.34
Spliced Mixed-Asset Target Today Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Target Retirement 2010 Fund (Returns since inception: 6/7/2006)	5.96%
Target 2010 Composite Index	5.96
Mixed-Asset Target 2010 Funds Average	4.59
Mixed-Asset Target 2010 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Target Retirement 2015 Fund	6.32%
Target 2015 Composite Index	6.33
Mixed-Asset Target 2015 Funds Average	4.98
Mixed-Asset Target 2015 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Target Retirement 2020 Fund (Returns since inception: 6/7/2006)	6.42%
Target 2020 Composite Index	6.54
Mixed-Asset Target 2020 Funds Average	4.89
Mixed-Asset Target 2020 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Target Retirement 2025 Fund	6.67%
Target 2025 Composite Index	6.80
Mixed-Asset Target 2025 Funds Average	6.04
Mixed-Asset Target 2025 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Target Retirement 2030 Fund (Returns since inception: 6/7/2006)	6.53%
Target 2030 Composite Index	6.67
Mixed-Asset Target 2030 Funds Average	5.18
Mixed-Asset Target 2030 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
For a benchmark description, see the Glossary.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

As I mentioned earlier in this letter, the funds’ results for the most recent fiscal period largely depended on their equity allocation. A greater exposure to stocks meant a greater return: The Target Retirement 2030 Fund, which has the largest allocation to stocks, was the group’s top performer, while the Target Retirement Income Fund, which has the smallest allocation to stocks, had the poorest results, and the returns for the four other funds fell in between.

Of course, these returns largely reflect the performance of the five underlying portfolios that make up the Target Retirement Funds—Vanguard Total Stock Market Index Fund, Vanguard Total International Stock Index Fund, Vanguard Total Bond Market II Index Fund, Vanguard Total International Bond Index Fund, and Vanguard Short-Term Inflation-Protected Securities Index Fund.

Among the funds’ underlying investments, Vanguard Total Stock Market Index Fund, which provides its investors with broad exposure to the entire U.S. stock market, was the top performer by far, returning 17.60% (The returns here are for Investor Shares of the underlying index funds.) As I noted earlier, U.S. stocks produced the strongest results for the fiscal year, significantly outperforming international stocks and U.S. and international bonds.

Vanguard Total International Bond Index Fund was next in line, with a return of 6.57%. Currency hedging played an important role in the returns of international

Investor behavior improves with the use of target-date funds

Target-date funds are designed to help investors successfully save for retirement. Over time, these funds may also help save investors from themselves.

The rising use of target-date funds is dramatically improving investor behavior, according to a
Vanguard study of defined contribution retirement plans. Because these investors know that their asset mix is being adjusted as appropriate for their age and investment horizon, it seems they are better able to weather market volatility and stick with their investment plans.

According to the study, How America Saves 2014, compared with other retirement plan investors, those who held their entire account balance in target-date funds:

• Had more balanced portfolios (including, for example, bonds as well as international and small-capitalization stocks).

• Did not hold “extreme” equity allocations (either no stocks or 100% stocks).

• Refrained from frequent trading, which typically leads to disappointing results.

6

bonds. The Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged) returned 6.92% for the 12 months, outpacing the 3.96% return of the Barclays U.S. Aggregate Bond Index. Before currency hedging, however, returns for international bonds were negative.

Vanguard Total International Stock Index Fund returned 4.77% for the period. Results for international equities were muted amid concerns over ongoing strife in Ukraine and the Middle East and slowed growth in both Europe and emerging markets.

Vanguard Total Bond Market II Index Fund produced a result of 3.77% for the 12 months. Investment-grade corporate bonds were the U.S. bond market’s top performers for the period and added most to the fund’s return.

Vanguard Short-Term Inflation-Protected Securities Index Fund, which is held in the three most conservative portfolios (the Income Fund, 2010 Fund, and 2015 Fund), was the only underlying fund to produce a negative result. The fund returned –0.02%, as inflation expectations remained low during the period.

The funds remain on target and continue to help investors
Vanguard Target Retirement Funds have been successful in meeting their goal of helping investors save for retirement by providing a balanced and diversified portfolio that automatically adjusts over time. Each fund’s average annual return has topped that of its peer group.

Of course, the performance of the underlying index funds has been key to the Target Retirement Funds’ strong results. Credit goes to Vanguard’s Equity Investment and Fixed Income Groups, whose skilled portfolio construction and management have enabled the underlying index funds to successfully track their benchmarks while keeping the associated costs very low.

High costs don’t equal strong fund performance
Speaking of investment costs, as a Vanguard investor, you probably realize that the adage “you get what you pay for” doesn’t apply to mutual funds. In fact, the reverse is true: Research suggests that higher costs are consistent with weaker returns. (See, for example, Shopping for Alpha: You Get What You Don’t Pay For at vanguard.com/research.)

Wouldn’t paying the highest fees allow you to purchase the services of the greatest talents, and therefore get you the best returns? As it turns out, the data don’t support that argument. The explanation is simple: Every dollar paid for management fees is a dollar less earning potential return. Keeping expenses down can help narrow the gap between what the markets return and what investors actually earn.

7

That’s why Vanguard always seeks to minimize costs. Indexing, of course, is the purest form of low-cost investing. And we negotiate low fees for our actively managed funds, which are run by world-class advisors. It’s a strategy that reflects decades of experience and research, boiled down to one tenet: The less you pay, the more you earn.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 13, 2014

8

Your Fund’s Performance at a Glance
September 30, 2013, Through September 30, 2014
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Target Retirement Income Fund	$12.46	$12.84	$0.218	$0.196
Target Retirement 2010 Fund	$25.50	$26.67	$0.422	$0.301
Target Retirement 2015 Fund	$14.49	$15.44	$0.261	$0.087
Target Retirement 2020 Fund	$26.26	$28.40	$0.484	$0.011
Target Retirement 2025 Fund	$15.18	$16.50	$0.287	$0.017
Target Retirement 2030 Fund	$26.46	$28.95	$0.491	$0.036

9

Target Retirement Income Fund

Fund Profile
As of September 30, 2014

Total Fund Characteristics
Ticker Symbol	VTINX
30-Day SEC Yield	1.67%
Acquired Fund Fees and Expenses[1]	0.16%

Allocation to Underlying Vanguard Funds
Vanguard Total Bond Market II Index Fund
Investor Shares	39.3%
Vanguard Total Stock Market Index Fund
Investor Shares	21.1
Vanguard Short-Term Inflation-Protected
Securities Index Fund Investor Shares	16.8
Vanguard Total International Bond Index
Fund Investor Shares	14.0
Vanguard Total International Stock Index
Fund Investor Shares	8.8

Total Fund Volatility Measures

	Target	Barclays
	Income	Aggregate
	Composite	Bond
	Index	Index
R-Squared	1.00	0.22
Beta	1.00	0.71
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 27, 2014—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement Income Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2014, the acquired fund fees and expenses were 0.16%.

10

Target Retirement Income Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2004, Through September 30, 2014
Initial Investment of $10,000

			Average Annual Total Returns
		Periods Ended September 30, 2014
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Target Retirement Income Fund	6.47%	6.96%	5.52%	$17,121
••••••••	Target Income Composite Index	6.73	7.08	5.55	17,156
– – – –	Spliced Mixed-Asset Target Today
		5.19	6.14	4.34	15,297
	Barclays Funds Average U.S. Aggregate Bond Index	3.96	4.12	4.62	15,712
For a benchmark description, see the Glossary.
Spliced Mixed-Asset Target Today Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company

See Financial Highlights for dividend and capital gains information.

11

Target Retirement Income Fund

Fiscal-Year Total Returns (%): September 30, 2004, Through September 30, 2014

For a benchmark description, see the Glossary.

12

Target Retirement Income Fund

Financial Statements

Statement of Net Assets
As of September 30, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Investment Companies (100.2%)
U.S. Stock Fund (21.1%)
Vanguard Total Stock Market Index Fund Investor Shares	48,013,477	2,365,624

International Stock Fund (8.8%)
Vanguard Total International Stock Index Fund Investor Shares	60,190,205	984,712

U.S. Bond Funds (56.3%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	411,816,241	4,422,906
Vanguard Short-Term Inflation-Protected Securities Index Fund Investor Shares	76,236,681	1,886,096
		6,309,002
International Bond Fund (14.0%)
Vanguard Total International Bond Index Fund Investor Shares	151,191,997	1,572,397
Total Investment Companies (Cost $9,898,339)		11,231,735
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 0.109% (Cost $4,174)	4,174,470	4,174
Total Investments (100.2%) (Cost $9,902,513)		11,235,909
Other Assets and Liabilities (-0.2%)
Other Assets		44,116
Liabilities		(65,496)
		(21,380)
Net Assets (100%)
Applicable to 873,520,972 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		11,214,529
Net Asset Value Per Share		$12.84

13

Target Retirement Income Fund

At September 30, 2014, net assets consisted of:

Amount
($000)
Paid-in Capital	9,849,510
Undistributed Net Investment Income	6,785
Accumulated Net Realized Gains	24,838
Unrealized Appreciation (Depreciation)	1,333,396
Net Assets	11,214,529

See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market
Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

14

Target Retirement Income Fund

Statement of Operations

Year Ended
September 30, 2014
($000)
Investment Income
Income
Income Distributions Received	187,626
Net Investment Income—Note B	187,626
Realized Net Gain (Loss)
Capital Gain Distributions Received	1,933
Affiliated Investment Securities Sold	44,963
Realized Net Gain (Loss)	46,896
Change in Unrealized Appreciation (Depreciation) of Investment Securities	432,953
Net Increase (Decrease) in Net Assets Resulting from Operations	667,475

See accompanying Notes, which are an integral part of the Financial Statements.

15

Target Retirement Income Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	187,626	199,821
Realized Net Gain (Loss)	46,896	237,175
Change in Unrealized Appreciation (Depreciation)	432,953	(40,097)
Net Increase (Decrease) in Net Assets Resulting from Operations	667,475	396,899
Distributions
Net Investment Income	(185,400)	(200,619)
Realized Capital Gain[1]	(161,457)	(16,647)
Total Distributions	(346,857)	(217,266)
Capital Share Transactions
Issued	2,895,274	3,006,065
Issued in Lieu of Cash Distributions	333,314	209,124
Redeemed	(2,497,305)	(2,614,401)
Net Increase (Decrease) from Capital Share Transactions	731,283	600,788
Total Increase (Decrease)	1,051,901	780,421
Net Assets
Beginning of Period	10,162,628	9,382,207
End of Period[2]	11,214,529	10,162,628
1 Includes fiscal 2014 and 2013 short-term gain distributions totaling $2,471,000 and $16,647,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $6,785,000 and $4,559,000.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Target Retirement Income Fund

Financial Highlights

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$12.46	$12.23	$11.22	$11.13	$10.49
Investment Operations
Net Investment Income	.220	.246	.275	.303[1]	.288
Capital Gain Distributions Received	.002	.067	.052	.030[1]	—
Net Realized and Unrealized Gain (Loss)
on Investments	. 572.185		.977	.080	.640
Total from Investment Operations	.794	.498	1.304	.413	.928
Distributions
Dividends from Net Investment Income	(.218)	(.247)	(.273)	(. 299)	(. 288)
Distributions from Realized Capital Gains	(.196)	(. 021)	(. 021)	(. 024)	—
Total Distributions	(.414)	(.268)	(. 294)	(. 323)	(. 288)
Net Asset Value, End of Period	$12.84	$12.46	$12.23	$11.22	$11.13

Total Return[2]	6.47%	4.12%	11.74%	3.70%	8.97%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$11,215	$10,163	$9,382	$4,765	$3,623
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.16%	0.16%	0.16%	0.17%	0.17%
Ratio of Net Investment Income to
Average Net Assets	1.74%	1.99%	2.31%	2.65%	2.70%
Portfolio Turnover Rate	6%	40%	7%	14%[3]	12%
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s international equity investments from Vanguard European, Pacific, and Emerging Markets Stock Index Funds to Vanguard Total International Stock Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Target Retirement Income Fund

Notes to Financial Statements

Vanguard Target Retirement Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2014, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the year ended September 30, 2014, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

18

Target Retirement Income Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2014, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $16,893,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at September 30, 2014, the fund had $10,205,000 of ordinary income and $22,247,000 of long-term capital gains available for distribution.

At September 30, 2014, the cost of investment securities for tax purposes was $9,903,341,000.

Net unrealized appreciation of investment securities for tax purposes was $1,332,568,000, consisting of unrealized gains of $1,341,408,000 on securities that had risen in value since their purchase and $8,840,000 in unrealized losses on securities that had fallen in value since their purchase.

E. Capital shares issued and redeemed were:

	Year Ended September 30,
	2014	2013
	Shares	Shares
	(000)	(000)
Issued	227,703	243,245
Issued in Lieu of Cash Distributions	26,451	17,060
Redeemed	(196,389)	(211,747)
Net Increase (Decrease) in Shares Outstanding	57,765	48,558

19

Target Retirement Income Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:
			Current Period Transactions
	Sept. 30,		Proceeds			Sept. 30,
	2013		from		Capital Gain	2014
	Market	Purchases	Securities	Dividend	Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	—	NA1	NA1	3	—	4,174
Vanguard Short-Term Inflation-
Protected Securities Index Fund 1,704,621		244,210	61,319	282	—	1,886,096
Vanguard Total Bond Market II
Index Fund	3,995,392	559,849	192,423	95,385	1,933	4,422,906
Vanguard Total International
Bond Index Fund	1,419,783	107,094	28,818	21,646	—	1,572,397
Vanguard Total International
Stock Index Fund	914,147	121,452	65,082	30,817	—	984,712
Vanguard Total Stock Market
Index Fund	2,126,474	250,143	341,663	39,493	—	2,365,624
Total	10,160,417	1,282,748	689,305	187,626	1,933	11,235,909
1 Not applicable—Purchases and Sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to September 30, 2014, that would require recognition or disclosure in these financial statements.

20

Target Retirement 2010 Fund

Fund Profile
As of September 30, 2014

Total Fund Characteristics

Ticker Symbol	VTENX
30-Day SEC Yield	1.75%
Acquired Fund Fees and Expenses[1]	0.16%

Allocation to Underlying Vanguard Funds
Vanguard Total Bond Market II Index Fund
Investor Shares	36.5%
Vanguard Total Stock Market Index Fund
Investor Shares	26.5
Vanguard Short-Term Inflation-Protected
Securities Index Fund Investor Shares	13.6
Vanguard Total International Bond Index
Fund Investor Shares	12.6
Vanguard Total International Stock Index
Fund Investor Shares	10.8

Total Fund Volatility Measures

	Target 2010	MSCI US
	Composite	Broad Market
	Index	Index
R-Squared	1.00	0.85
Beta	1.00	0.44
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 27, 2014—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2010 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2014, the acquired fund fees and expenses were 0.16%.

21

Target Retirement 2010 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 7, 2006, Through September 30, 2014
Initial Investment of $10,000

			Average Annual Total Returns
		Periods Ended September 30, 2014
				Since	Final Value
		One	Five	Inception	of a $10,000
		Year	Years	(6/7/2006)	Investment
	Target Retirement 2010 Fund	7.55%	8.24%	5.96%	$16,181
••••••••	Target 2010 Composite Index	7.83	8.32	5.96	16,186
– – – –	Mixed-Asset Target 2010 Funds
		6.31	6.98	4.59	14,527
	MSCI Average US Broad Market Index	17.88	15.88	8.15	19,186
For a benchmark description, see the Glossary.
Mixed-Asset Target 2010 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

22

Target Retirement 2010 Fund

Fiscal-Year Total Returns (%): June 7, 2006, Through September 30, 2014

For a benchmark description, see the Glossary.

23

Target Retirement 2010 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Investment Companies (100.1%)
U.S. Stock Fund (26.5%)
Vanguard Total Stock Market Index Fund Investor Shares	37,421,839	1,843,774

International Stock Fund (10.8%)
Vanguard Total International Stock Index Fund Investor Shares	45,927,903	751,381

U.S. Bond Funds (50.2%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	236,471,229	2,539,701
Vanguard Short-Term Inflation-Protected Securities Index Fund Investor Shares	38,397,269	949,948
		3,489,649
International Bond Fund (12.6%)
Vanguard Total International Bond Index Fund Investor Shares	84,133,021	874,983
Total Investment Companies (Cost $5,944,638)		6,959,787
Other Assets and Liabilities (-0.1%)
Other Assets		42,533
Liabilities		(49,907)
		(7,374)
Net Assets (100%)
Applicable to 260,679,440 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		6,952,413
Net Asset Value Per Share		$26.67

At September 30, 2014, net assets consisted of:
		Amount
		($000)
Paid-in Capital		5,780,946
Undistributed Net Investment Income		80,072
Accumulated Net Realized Gains		76,246
Unrealized Appreciation (Depreciation)		1,015,149
Net Assets		6,952,413

See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard.
See accompanying Notes, which are an integral part of the Financial Statements.

24

Target Retirement 2010 Fund

Statement of Operations

Year Ended
September 30, 2014
($000)
Investment Income
Income
Income Distributions Received	126,260
Other Income	5
Net Investment Income—Note B	126,265
Realized Net Gain (Loss)
Capital Gain Distributions Received	1,146
Affiliated Investment Securities Sold	96,698
Realized Net Gain (Loss)	97,844
Change in Unrealized Appreciation (Depreciation) of Investment Securities	273,313
Net Increase (Decrease) in Net Assets Resulting from Operations	497,422

See accompanying Notes, which are an integral part of the Financial Statements.

25

Target Retirement 2010 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	126,265	138,234
Realized Net Gain (Loss)	97,844	149,071
Change in Unrealized Appreciation (Depreciation)	273,313	145,289
Net Increase (Decrease) in Net Assets Resulting from Operations	497,422	432,594
Distributions
Net Investment Income	(109,648)	(138,503)
Realized Capital Gain[1]	(78,208)	(9,651)
Total Distributions	(187,856)	(148,154)
Capital Share Transactions
Issued	1,771,303	2,006,950
Issued in Lieu of Cash Distributions	184,496	145,950
Redeemed	(1,992,038)	(1,913,559)
Net Increase (Decrease) from Capital Share Transactions	(36,239)	239,341
Total Increase (Decrease)	273,327	523,781
Net Assets
Beginning of Period	6,679,086	6,155,305
End of Period[2]	6,952,413	6,679,086
1 Includes fiscal 2014 and 2013 short-term gain distributions totaling $520,000 and $9,651,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $80,072,000 and $76,227,000.

See accompanying Notes, which are an integral part of the Financial Statements.

26

Target Retirement 2010 Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$25.50	$24.45	$21.91	$21.87	$20.39
Investment Operations
Net Investment Income	. 487.516		.571	.560[1]	.520
Capital Gain Distributions Received	.004	.103	.100	.056[1]	—
Net Realized and Unrealized Gain (Loss)
on Investments	1.402	.999	2.502	(.022)	1.455
Total from Investment Operations	1.893	1.618	3.173	.594	1.975
Distributions
Dividends from Net Investment Income	(. 422)	(. 531)	(. 596)	(. 511)	(. 495)
Distributions from Realized Capital Gains	(.301)	(.037)	(.037)	(.043)	—
Total Distributions	(.723)	(.568)	(. 633)	(. 554)	(. 495)
Net Asset Value, End of Period	$26.67	$25.50	$24.45	$21.91	$21.87

Total Return[2]	7.55%	6.76%	14.74%	2.68%	9.83%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,952	$6,679	$6,155	$4,747	$4,247
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.16%	0.16%	0.16%	0.17%	0.17%
Ratio of Net Investment Income to
Average Net Assets	1.83%	2.08%	2.51%	2.46%	2.67%
Portfolio Turnover Rate	13%	38%	12%	27%[3]	19%
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s international equity investments from Vanguard European, Pacific, and Emerging Markets Stock Index Funds to Vanguard Total International Stock Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

27

Target Retirement 2010 Fund

Notes to Financial Statements

Vanguard Target Retirement 2010 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2014, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the year ended September 30, 2014, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

28

Target Retirement 2010 Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2014, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $12,772,000 from undistributed net investment income, and $14,462,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at September 30, 2014, the fund had $83,772,000 of ordinary income and $73,011,000 of long-term capital gains available for distribution.

At September 30, 2014, the cost of investment securities for tax purposes was $5,945,103,000.

Net unrealized appreciation of investment securities for tax purposes was $1,014,684,000, consisting of unrealized gains of $1,018,847,000 on securities that had risen in value since their purchase and $4,163,000 in unrealized losses on securities that had fallen in value since their purchase.

E. Capital shares issued and redeemed were:

	Year Ended September 30,
	2014	2013
	Shares	Shares
	(000)	(000)
Issued	67,740	81,038
Issued in Lieu of Cash Distributions	7,224	6,076
Redeemed	(76,186)	(76,925)
Net Increase (Decrease) in Shares Outstanding	(1,222)	10,189

29

Target Retirement 2010 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Sept. 30,		Proceeds			Sept. 30,
	2013		from		Capital Gain	2014
	Market	Purchases	Securities	Dividend	Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	498	NA1	NA1	1	—	—
Vanguard Short-Term Inflation-
Protected Securities Index Fund	827,253	186,775	63,338	135	—	949,948
Vanguard Total Bond Market II
Index Fund	2,393,388	409,863	298,948	56,103	1,146	2,539,701
Vanguard Total International
Bond Index Fund	801,558	63,698	31,800	12,083	—	874,983
Vanguard Total International
Stock Index Fund	801,206	68,958	133,665	25,495	—	751,381
Vanguard Total Stock Market
Index Fund	1,857,619	159,541	452,331	32,443	—	1,843,774
Total	6,681,522	888,835	980,082	126,260	1,146	6,959,787
1 Not applicable—Purchases and Sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to September 30, 2014, that would require recognition or disclosure in these financial statements.

30

Target Retirement 2015 Fund

Fund Profile
As of September 30, 2014

Total Fund Characteristics

Ticker Symbol	VTXVX
30-Day SEC Yield	1.91%
Acquired Fund Fees and Expenses[1]	0.16%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	36.3%
Vanguard Total Bond Market II Index Fund
Investor Shares	32.0
Vanguard Total International Stock Index
Fund Investor Shares	14.7
Vanguard Total International Bond Index
Fund Investor Shares	9.8
Vanguard Short-Term Inflation-Protected
Securities Index Fund Investor Shares	7.2

Total Fund Volatility Measures

	Target 2015	MSCI US
	Composite	Broad Market
	Index	Index
R-Squared	1.00	0.91
Beta	1.00	0.56

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 27, 2014—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2015 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2014, the acquired fund fees and expenses were 0.16%.

31

Target Retirement 2015 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2004, Through September 30, 2014
Initial Investment of $10,000

			Average Annual Total Returns
		Periods Ended September 30, 2014
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Target Retirement 2015 Fund	9.07%	9.23%	6.32%	$18,459
••••••••	Target 2015 Composite Index	9.32	9.32	6.33	18,480
– – – –	Mixed-Asset Target 2015 Funds
		6.79	7.49	4.98	16,256
	MSCI Average US Broad Market Index	17.88	15.88	8.65	22,920
For a benchmark description, see the Glossary.
Mixed-Asset Target 2015 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

32

Target Retirement 2015 Fund

Fiscal-Year Total Returns (%): September 30, 2004, Through September 30, 2014

For a benchmark description, see the Glossary.

33

Target Retirement 2015 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Investment Companies (100.1%)
U.S. Stock Fund (36.3%)
Vanguard Total Stock Market Index Fund Investor Shares	159,930,143	7,879,758

International Stock Fund (14.8%)
Vanguard Total International Stock Index Fund Investor Shares	195,961,231	3,205,926

U.S. Bond Funds (39.2%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	648,514,467	6,965,045
Vanguard Short-Term Inflation-Protected Securities Index Fund Investor Shares	63,256,816	1,564,974
		8,530,019
International Bond Fund (9.8%)
Vanguard Total International Bond Index Fund Investor Shares	204,897,224	2,130,931
Total Investment Companies (Cost $17,537,830)		21,746,634
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
1 Vanguard Market Liquidity Fund, 0.109% (Cost $27,597)	27,596,972	27,597
Total Investments (100.2%) (Cost $17,565,427)		21,774,231
Other Assets and Liabilities (-0.2%)
Other Assets		175,635
Liabilities		(208,737)
		(33,102)
Net Assets (100%)
Applicable to 1,408,442,893 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		21,741,129
Net Asset Value Per Share		$15.44

34

Target Retirement 2015 Fund

At September 30, 2014, net assets consisted of:

Amount
($000)
Paid-in Capital	17,094,338
Undistributed Net Investment Income	270,826
Accumulated Net Realized Gains	167,161
Unrealized Appreciation (Depreciation)	4,208,804
Net Assets	21,741,129

See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market
Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

35

Target Retirement 2015 Fund

Statement of Operations

Year Ended
September 30, 2014
($000)
Investment Income
Income
Income Distributions Received	421,740
Other Income	22
Net Investment Income—Note B	421,762
Realized Net Gain (Loss)
Capital Gain Distributions Received	3,100
Affiliated Investment Securities Sold	190,056
Realized Net Gain (Loss)	193,156
Change in Unrealized Appreciation (Depreciation) of Investment Securities	1,185,319
Net Increase (Decrease) in Net Assets Resulting from Operations	1,800,237

See accompanying Notes, which are an integral part of the Financial Statements.

36

Target Retirement 2015 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	421,762	408,230
Realized Net Gain (Loss)	193,156	204,972
Change in Unrealized Appreciation (Depreciation)	1,185,319	1,107,450
Net Increase (Decrease) in Net Assets Resulting from Operations	1,800,237	1,720,652
Distributions
Net Investment Income	(357,912)	(384,520)
Realized Capital Gain[1]	(119,304)	(23,226)
Total Distributions	(477,216)	(407,746)
Capital Share Transactions
Issued	5,138,844	5,113,964
Issued in Lieu of Cash Distributions	470,363	403,269
Redeemed	(4,930,423)	(3,929,112)
Net Increase (Decrease) from Capital Share Transactions	678,784	1,588,121
Total Increase (Decrease)	2,001,805	2,901,027
Net Assets
Beginning of Period	19,739,324	16,838,297
End of Period[2]	21,741,129	19,739,324
1 Includes fiscal 2014 and 2013 short-term gain distributions totaling $2,743,000 and $23,226,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $270,826,000 and $247,209,000.

See accompanying Notes, which are an integral part of the Financial Statements.

37

Target Retirement 2015 Fund

Financial Highlights

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$14.49	$13.54	$11.91	$12.03	$11.21
Investment Operations
Net Investment Income	. 300	. 298.327		.283[1]	.285
Capital Gain Distributions Received	.002	.039	.053	.031[1]	—
Net Realized and Unrealized Gain (Loss)
on Investments	.996	.929	1.583	(.134)	.811
Total from Investment Operations	1.298	1.266	1.963	.180	1.096
Distributions
Dividends from Net Investment Income	(.261)	(.298)	(.313)	(.276)	(. 276)
Distributions from Realized Capital Gains	(.087)	(.018)	(. 020)	(. 024)	—
Total Distributions	(.348)	(. 316)	(. 333)	(. 300)	(. 276)
Net Asset Value, End of Period	$15.44	$14.49	$13.54	$11.91	$12.03

Total Return[2]	9.07%	9.56%	16.76%	1.40%	9.92%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$21,741	$19,739	$16,838	$13,435	$12,466
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.16%	0.16%	0.16%	0.17%	0.17%
Ratio of Net Investment Income to
Average Net Assets	1.99%	2.17%	2.59%	2.24%	2.62%
Portfolio Turnover Rate	10%	26%	13%	27%[3]	19%
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s international equity investments from Vanguard European, Pacific, and Emerging Markets Stock Index Funds to Vanguard Total International Stock Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

38

Target Retirement 2015 Fund

Notes to Financial Statements

Vanguard Target Retirement 2015 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2014, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the year ended September 30, 2014, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

39

Target Retirement 2015 Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2014, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $40,233,000 from undistributed net investment income, and $17,958,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at September 30, 2014, the fund had $288,724,000 of ordinary income and $151,528,000 of long-term capital gains available for distribution.

At September 30, 2014, the cost of investment securities for tax purposes was $17,567,692,000. Net unrealized appreciation of investment securities for tax purposes was $4,206,539,000, consisting of unrealized gains of $4,213,843,000 on securities that had risen in value since their purchase and $7,304,000 in unrealized losses on securities that had fallen in value since their purchase.

E. Capital shares issued and redeemed were:

	Year Ended September 30,
	2014	2013
	Shares	Shares
	(000)	(000)
Issued	341,159	368,573
Issued in Lieu of Cash Distributions	31,932	30,344
Redeemed	(326,605)	(280,939)
Net Increase (Decrease) in Shares Outstanding	46,486	117,978

40

Target Retirement 2015 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Sept. 30,		Proceeds			Sept. 30,
	2013		from		Capital Gain	2014
	Market	Purchases	Securities	Dividend	Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	8,639	NA1	NA1	5	—	27,597
Vanguard Short-Term Inflation-
Protected Securities Index Fund	1,104,144	564,639	101,987	185	—	1,564,974
Vanguard Total Bond Market II
Index Fund	6,355,857	1,170,907	659,327	152,994	3,100	6,965,045
Vanguard Total International
Bond Index Fund	1,855,357	230,894	54,725	28,900	—	2,130,931
Vanguard Total International
Stock Index Fund	3,138,573	250,387	236,131	105,165	—	3,205,926
Vanguard Total Stock Market
Index Fund	7,287,314	602,696	1,137,339	134,491	—	7,879,758
Total	19,749,884	2,819,523	2,189,509	421,740	3,100	21,774,231
1 Not applicable—Purchases and Sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to September 30, 2014, that would require recognition or disclosure in these financial statements.

41

Target Retirement 2020 Fund

Fund Profile
As of September 30, 2014

Total Fund Characteristics
Ticker Symbol	VTWNX
30-Day SEC Yield	2.07%
Acquired Fund Fees and Expenses[1]	0.16%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	43.0%
Vanguard Total Bond Market II Index Fund
Investor Shares	31.4
Vanguard Total International Stock Index
Fund Investor Shares	17.7
Vanguard Total International Bond Index
Fund Investor Shares	7.9

Total Fund Volatility Measures

	Target 2020	MSCI US
	Composite	Broad Market
	Index	Index
R-Squared	1.00	0.93
Beta	0.99	0.65
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 27, 2014—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2020 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2014, the acquired fund fees and expenses were 0.16%.

42

Target Retirement 2020 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 7, 2006, Through September 30, 2014
Initial Investment of $10,000

			Average Annual Total Returns
		Periods Ended September 30, 2014
				Since	Final Value
		One	Five	Inception	of a $10,000
		Year	Years	(6/7/2006)	Investment
	Target Retirement 2020 Fund	10.13%	9.99%	6.42%	$16,783
••••••••	Target 2020 Composite Index	10.45	10.26	6.54	16,933
– – – –	Mixed-Asset Target 2020 Funds
		7.43	8.30	4.89	14,871
	MSCI Average US Broad Market Index	17.88	15.88	8.15	19,186
For a benchmark description, see the Glossary.
Mixed-Asset Target 2020 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

43

Target Retirement 2020 Fund

Fiscal-Year Total Returns (%): June 7, 2006, Through September 30, 2014

For a benchmark description, see the Glossary.

44

Target Retirement 2020 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (43.0%)
Vanguard Total Stock Market Index Fund Investor Shares	239,861,011	11,817,952

International Stock Fund (17.7%)
Vanguard Total International Stock Index Fund Investor Shares	296,764,117	4,855,061

U.S. Bond Fund (31.4%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	803,854,966	8,633,402

International Bond Fund (7.9%)
Vanguard Total International Bond Index Fund Investor Shares	207,340,712	2,156,344
Total Investment Companies (Cost $22,461,023)		27,462,759
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 0.109% (Cost $12,218)	12,218,174	12,218
Total Investments (100.0%) (Cost $22,473,241)		27,474,977
Other Assets and Liabilities (0.0%)
Other Assets		196,437
Liabilities		(183,779)
		12,658
Net Assets (100%)
Applicable to 968,029,883 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		27,487,635
Net Asset Value Per Share		$28.40

45

Target Retirement 2020 Fund

At September 30, 2014, net assets consisted of:

Amount
($000)
Paid-in Capital	22,094,957
Undistributed Net Investment Income	371,798
Accumulated Net Realized Gains	19,144
Unrealized Appreciation (Depreciation)	5,001,736
Net Assets	27,487,635

See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market
Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

46

Target Retirement 2020 Fund

Statement of Operations

Year Ended
September 30, 2014
($000)
Investment Income
Income
Income Distributions Received	542,484
Other Income	19
Net Investment Income—Note B	542,503
Realized Net Gain (Loss)
Capital Gain Distributions Received	3,327
Affiliated Investment Securities Sold	24,233
Realized Net Gain (Loss)	27,560
Change in Unrealized Appreciation (Depreciation) of Investment Securities	1,764,193
Net Increase (Decrease) in Net Assets Resulting from Operations	2,334,256

See accompanying Notes, which are an integral part of the Financial Statements.

47

Target Retirement 2020 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	542,503	434,879
Realized Net Gain (Loss)	27,560	73,607
Change in Unrealized Appreciation (Depreciation)	1,764,193	1,631,720
Net Increase (Decrease) in Net Assets Resulting from Operations	2,334,256	2,140,206
Distributions
Net Investment Income	(416,278)	(362,212)
Realized Capital Gain[1]	(9,461)	(18,538)
Total Distributions	(425,739)	(380,750)
Capital Share Transactions
Issued	8,357,329	7,050,481
Issued in Lieu of Cash Distributions	419,089	376,274
Redeemed	(4,981,957)	(3,479,383)
Net Increase (Decrease) from Capital Share Transactions	3,794,461	3,947,372
Total Increase (Decrease)	5,702,978	5,706,828
Net Assets
Beginning of Period	21,784,657	16,077,829
End of Period[2]	27,487,635	21,784,657
1 Includes fiscal 2014 and 2013 short-term gain distributions totaling $3,440,000 and $18,538,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $371,798,000 and $282,064,000.

See accompanying Notes, which are an integral part of the Financial Statements.

48

Target Retirement 2020 Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$26.26	$24.04	$20.83	$21.17	$19.66
Investment Operations
Net Investment Income	. 577.528		.569	.473[1]	.510[1]
Capital Gain Distributions Received	.004	.047	.079	.044[1]	—
Net Realized and Unrealized Gain (Loss)
on Investments	2.054	2.179	3.106	(.378)	1.440
Total from Investment Operations	2.635	2.754	3.754	.139	1.950
Distributions
Dividends from Net Investment Income	(.484)	(. 508)	(. 513)	(. 444)	(. 440)
Distributions from Realized Capital Gains	(. 011)	(. 026)	(. 031)	(. 035)	—
Total Distributions	(. 495)	(. 534)	(. 544)	(. 479)	(.440)
Net Asset Value, End of Period	$28.40	$26.26	$24.04	$20.83	$21.17

Total Return[2]	10.13%	11.70%	18.30%	0.53%	10.04%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$27,488	$21,785	$16,078	$11,032	$8,890
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.16%	0.16%	0.16%	0.17%	0.17%
Ratio of Net Investment Income to
Average Net Assets	2.14%	2.23%	2.62%	2.11%	2.51%
Portfolio Turnover Rate	7%	17%	8%	23%[3]	14%
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s international equity investments from Vanguard European, Pacific, and Emerging Markets Stock Index Funds to Vanguard Total International Stock Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

49

Target Retirement 2020 Fund

Notes to Financial Statements

Vanguard Target Retirement 2020 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2014, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the year ended September 30, 2014, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

50

Target Retirement 2020 Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2014, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $36,491,000 from undistributed net investment income, and $1,767,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at September 30, 2014, the fund had $392,702,000 of ordinary income and $3,248,000 of long-term capital gains available for distribution.

At September 30, 2014, the cost of investment securities for tax purposes was $22,478,250,000. Net unrealized appreciation of investment securities for tax purposes was $4,996,727,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

E. Capital shares issued and redeemed were:

	Year Ended September 30,
	2014	2013
	Shares	Shares
	(000)	(000)
Issued	302,759	283,506
Issued in Lieu of Cash Distributions	15,522	15,924
Redeemed	(179,980)	(138,429)
Net Increase (Decrease) in Shares Outstanding	138,301	161,001

51

Target Retirement 2020 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Sept. 30,		Proceeds			Sept. 30,
	2013		from		Capital Gain	2014
	Market	Purchases	Securities	Dividend Distributions		Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	16,201	NA1	NA1	14	—	12,218
Vanguard Total Bond Market II
Index Fund	6,612,270	2,857,361	949,039	175,591	3,327	8,633,402
Vanguard Total International
Bond Index Fund	1,643,981	417,411	—	27,524	—	2,156,344
Vanguard Total International
Stock Index Fund	4,065,684	949,663	212,246	148,831	—	4,855,061
Vanguard Total Stock Market
Index Fund	9,460,621	1,522,522	693,894	190,524	—	11,817,952
Total	21,798,757	5,746,957	1,855,179	542,484	3,327	27,474,977
1 Not applicable—Purchases and Sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to September 30, 2014, that would require recognition or disclosure in these financial statements.

52

Target Retirement 2025 Fund

Fund Profile
As of September 30, 2014

Total Fund Characteristics

Ticker Symbol	VTTVX
30-Day SEC Yield	2.09%
Acquired Fund Fees and Expenses[1]	0.17%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	48.0%
Vanguard Total Bond Market II Index Fund
Investor Shares	25.6
Vanguard Total International Stock Index
Fund Investor Shares	20.0
Vanguard Total International Bond Index
Fund Investor Shares	6.4

Total Fund Volatility Measures

	Target 2025	MSCI US
	Composite	Broad Market
	Index	Index
R-Squared	1.00	0.95
Beta	1.00	0.73
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 27, 2014—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2025 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2014, the acquired fund fees and expenses were 0.17%.

53

Target Retirement 2025 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2004, Through September 30, 2014
Initial Investment of $10,000

			Average Annual Total Returns
		Periods Ended September 30, 2014
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Target Retirement 2025 Fund	10.80%	10.62%	6.67%	$19,079
••••••••	Target 2025 Composite Index	11.15	10.89	6.80	19,314
– – – –	Mixed-Asset Target 2025 Funds
		8.78	9.36	6.04	17,970
	MSCI Average US Broad Market Index	17.88	15.88	8.65	22,920
For a benchmark description, see the Glossary.
Mixed-Asset Target 2025 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

54

Target Retirement 2025 Fund

Fiscal-Year Total Returns (%): September 30, 2004, Through September 30, 2014

For a benchmark description, see the Glossary.

55

Target Retirement 2025 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (48.1%)
Vanguard Total Stock Market Index Fund Investor Shares	306,748,361	15,113,492

International Stock Fund (20.0%)
Vanguard Total International Stock Index Fund Investor Shares	383,386,212	6,272,198

U.S. Bond Fund (25.5%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	747,488,508	8,028,026

International Bond Fund (6.4%)
Vanguard Total International Bond Index Fund Investor Shares	191,846,640	1,995,205
Total Investment Companies (Cost $24,599,074)		31,408,921
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 0.109% (Cost $7,412)	7,411,690	7,412
Total Investments (100.0%) (Cost $24,606,486)		31,416,333
Other Assets and Liabilities (0.0%)
Other Assets		223,171
Liabilities		(211,419)
		11,752
Net Assets (100%)
Applicable to 1,904,732,783 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		31,428,085
Net Asset Value Per Share		$16.50

56

Target Retirement 2025 Fund

At September 30, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	24,149,761
Undistributed Net Investment Income	432,569
Accumulated Net Realized Gains	35,908
Unrealized Appreciation (Depreciation)	6,809,847
Net Assets	31,428,085

See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market
Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

57

Target Retirement 2025 Fund

Statement of Operations

Year Ended
September 30, 2014
($000)
Investment Income
Income
Income Distributions Received	629,323
Other Income	43
Net Investment Income—Note B	629,366
Realized Net Gain (Loss)
Capital Gain Distributions Received	3,125
Affiliated Investment Securities Sold	42,718
Realized Net Gain (Loss)	45,843
Change in Unrealized Appreciation (Depreciation) of Investment Securities	2,213,724
Net Increase (Decrease) in Net Assets Resulting from Operations	2,888,933

See accompanying Notes, which are an integral part of the Financial Statements.

58

Target Retirement 2025 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	629,366	533,278
Realized Net Gain (Loss)	45,843	118,453
Change in Unrealized Appreciation (Depreciation)	2,213,724	2,280,063
Net Increase (Decrease) in Net Assets Resulting from Operations	2,888,933	2,931,794
Distributions
Net Investment Income	(498,818)	(454,865)
Realized Capital Gain[1]	(29,547)	(18,440)
Total Distributions	(528,365)	(473,305)
Capital Share Transactions
Issued	7,966,985	6,898,529
Issued in Lieu of Cash Distributions	520,247	468,277
Redeemed	(5,061,387)	(4,205,203)
Net Increase (Decrease) from Capital Share Transactions	3,425,845	3,161,603
Total Increase (Decrease)	5,786,413	5,620,092
Net Assets
Beginning of Period	25,641,672	20,021,580
End of Period[2]	31,428,085	25,641,672
1 Includes fiscal 2014 and 2013 short-term gain distributions totaling $29,547,000 and $18,440,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $432,569,000 and $339,939,000.

See accompanying Notes, which are an integral part of the Financial Statements.

59

Target Retirement 2025 Fund

Financial Highlights

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$15.18	$13.70	$11.71	$11.97	$11.11
Investment Operations
Net Investment Income	.350	.316	.331	.257[1]	.262
Capital Gain Distributions Received	.002	.021	.036	.020[1]	—
Net Realized and Unrealized Gain (Loss)
on Investments	1.272	1.451	1.927	(. 271)	.850
Total from Investment Operations	1.624	1.788	2.294	.006	1.112
Distributions
Dividends from Net Investment Income	(.287)	(. 296)	(. 291)	(. 250)	(. 252)
Distributions from Realized Capital Gains	(.017)	(. 012)	(. 013)	(. 016)	—
Total Distributions	(.304)	(.308)	(. 304)	(. 266)	(. 252)
Net Asset Value, End of Period	$16.50	$15.18	$13.70	$11.71	$11.97

Total Return[2]	10.80%	13.34%	19.89%	-0.11%	10.12%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$31,428	$25,642	$20,022	$14,997	$13,652
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.17%	0.17%	0.17%	0.18%	0.18%
Ratio of Net Investment Income to
Average Net Assets	2.15%	2.27%	2.64%	2.01%	2.42%
Portfolio Turnover Rate	7%	16%	9%	23%[3]	11%
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s international equity investments from Vanguard European, Pacific, and Emerging Markets Stock Index Funds to Vanguard Total International Stock Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

60

Target Retirement 2025 Fund

Notes to Financial Statements

Vanguard Target Retirement 2025 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2014, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the year ended September 30, 2014, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

61

Target Retirement 2025 Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2014, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $37,918,000 from undistributed net investment income, and $2,708,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at September 30, 2014, the fund had $457,102,000 of ordinary income and $16,366,000 of long-term capital gains available for distribution.

At September 30, 2014, the cost of investment securities for tax purposes was $24,611,478,000. Net unrealized appreciation of investment securities for tax purposes was $6,804,855,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

E. Capital shares issued and redeemed were:

	Year Ended September 30,
	2014	2013
	Shares	Shares
	(000)	(000)
Issued	496,821	483,653
Issued in Lieu of Cash Distributions	33,179	34,790
Redeemed	(314,735)	(290,706)
Net Increase (Decrease) in Shares Outstanding	215,265	227,737

62

Target Retirement 2025 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

			Current Period Transactions
	Sept. 30,		Proceeds			Sept. 30,
	2013		from		Capital Gain	2014
	Market	Purchases	Securities	Dividend	Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	15,187	NA1	NA1	15	—	7,412
Vanguard Total Bond Market II
Index Fund	6,237,918	2,477,468	792,603	163,516	3,125	8,028,026
Vanguard Total International
Bond Index Fund	1,550,918	376,926	21,000	25,695	—	1,995,205
Vanguard Total International
Stock Index Fund	5,364,414	1,032,370	192,867	193,421	—	6,272,198
Vanguard Total Stock Market
Index Fund	12,491,145	1,625,562	997,771	246,676	—	15,113,492
Total	25,659,582	5,512,326	2,004,241	629,323	3,125	31,416,333
1 Not applicable—Purchases and Sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to September 30, 2014, that would require recognition or disclosure in these financial statements.

63

Target Retirement 2030 Fund

Fund Profile
As of September 30, 2014

Total Fund Characteristics

Ticker Symbol	VTHRX
30-Day SEC Yield	2.10%
Acquired Fund Fees and Expenses[1]	0.17%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	53.3%
Vanguard Total International Stock Index
Fund Investor Shares	22.3
Vanguard Total Bond Market II Index Fund
Investor Shares	19.5
Vanguard Total International Bond Index
Fund Investor Shares	4.9

Total Fund Volatility Measures

	Target 2030	MSCI US
	Composite	Broad Market
	Index	Index
R-Squared	1.00	0.95
Beta	1.00	0.81
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 27, 2014—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2030 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2014, the acquired fund fees and expenses were 0.17%.

64

Target Retirement 2030 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 7, 2006, Through September 30, 2014
Initial Investment of $10,000

			Average Annual Total Returns
		Periods Ended September 30, 2014
				Since	Final Value
		One	Five	Inception	of a $10,000
		Year	Years	(6/7/2006)	Investment
	Target Retirement 2030 Fund	11.51%	11.23%	6.53%	$16,919
••••••••	Target 2030 Composite Index	11.86	11.50	6.67	17,107
– – – –	Mixed-Asset Target 2030 Funds
		9.16	9.68	5.18	15,216
	MSCI Average US Broad Market Index	17.88	15.88	8.15	19,186
For a benchmark description, see the Glossary.
Mixed-Asset Target 2030 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

65

Target Retirement 2030 Fund

Fiscal-Year Total Returns (%): June 7, 2006, Through September 30, 2014

For a benchmark description, see the Glossary.

66

Target Retirement 2030 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Investment Companies (99.9%)
U.S. Stock Fund (53.3%)
Vanguard Total Stock Market Index Fund Investor Shares	249,493,593	12,292,549

International Stock Fund (22.3%)
Vanguard Total International Stock Index Fund Investor Shares	314,791,494	5,149,989

U.S. Bond Fund (19.5%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	419,249,876	4,502,744

International Bond Fund (4.8%)
Vanguard Total International Bond Index Fund Investor Shares	107,611,601	1,119,160
Total Investment Companies (Cost $18,193,907)		23,064,442
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 0.109% (Cost $6,481)	6,480,683	6,481
Total Investments (99.9%) (Cost $18,200,388)		23,070,923
Other Assets and Liabilities (0.1%)
Other Assets		169,174
Liabilities		(155,208)
		13,966
Net Assets (100%)
Applicable to 797,274,701 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		23,084,889
Net Asset Value Per Share		$28.95

67

Target Retirement 2030 Fund

At September 30, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	17,890,627
Undistributed Net Investment Income	314,218
Accumulated Net Realized Gains	9,509
Unrealized Appreciation (Depreciation)	4,870,535
Net Assets	23,084,889

See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market
Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

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Target Retirement 2030 Fund

Statement of Operations

Year Ended
September 30, 2014
($000)
Investment Income
Income
Income Distributions Received	454,213
Other Income	20
Net Investment Income—Note B	454,233
Realized Net Gain (Loss)
Capital Gain Distributions Received	1,657
Affiliated Investment Securities Sold	17,313
Realized Net Gain (Loss)	18,970
Change in Unrealized Appreciation (Depreciation) of Investment Securities	1,691,511
Net Increase (Decrease) in Net Assets Resulting from Operations	2,164,714

See accompanying Notes, which are an integral part of the Financial Statements.

69

Target Retirement 2030 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	454,233	361,634
Realized Net Gain (Loss)	18,970	40,881
Change in Unrealized Appreciation (Depreciation)	1,691,511	1,795,127
Net Increase (Decrease) in Net Assets Resulting from Operations	2,164,714	2,197,642
Distributions
Net Investment Income	(343,337)	(289,870)
Realized Capital Gain[1]	(25,173)	(8,714)
Total Distributions	(368,510)	(298,584)
Capital Share Transactions
Issued	6,870,930	5,741,317
Issued in Lieu of Cash Distributions	361,941	294,856
Redeemed	(3,738,811)	(2,787,514)
Net Increase (Decrease) from Capital Share Transactions	3,494,060	3,248,659
Total Increase (Decrease)	5,290,264	5,147,717
Net Assets
Beginning of Period	17,794,625	12,646,908
End of Period[2]	23,084,889	17,794,625
1 Includes fiscal 2014 and 2013 short-term gain distributions totaling $23,076,000 and $8,714,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $314,218,000 and $229,962,000.

See accompanying Notes, which are an integral part of the Financial Statements.

70

Target Retirement 2030 Fund

Financial Highlights

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$26.46	$23.51	$19.81	$20.36	$18.84
Investment Operations
Net Investment Income	. 613	. 540	. 561	. 398	.453[1]
Capital Gain Distributions Received	.002	.027	.044	.011	—
Net Realized and Unrealized Gain (Loss)
on Investments	2.402	2.897	3.580	(.542)	1.453
Total from Investment Operations	3.017	3.464	4.185	(.133)	1.906
Distributions
Dividends from Net Investment Income	(. 491)	(. 499)	(. 468)	(. 395)	(. 386)
Distributions from Realized Capital Gains	(.036)	(.015)	(.017)	(.022)	—
Total Distributions	(.527)	(. 514)	(. 485)	(. 417)	(.386)
Net Asset Value, End of Period	$28.95	$26.46	$23.51	$19.81	$20.36

Total Return[2]	11.51%	15.05%	21.43%	-0.83%	10.21%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$23,085	$17,795	$12,647	$8,245	$6,533
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.17%	0.17%	0.17%	0.18%	0.19%
Ratio of Net Investment Income to
Average Net Assets	2.16%	2.30%	2.66%	1.91%	2.32%
Portfolio Turnover Rate	7%	14%	4%	19%[3]	9%
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s international equity investments from Vanguard European, Pacific, and Emerging Markets Stock Index Funds to Vanguard Total International Stock Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

71

Target Retirement 2030 Fund

Notes to Financial Statements

Vanguard Target Retirement 2030 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2014, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the year ended September 30, 2014, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

72

Target Retirement 2030 Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2014, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $26,640,000 from undistributed net investment income, and $814,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at September 30, 2014, the fund had $325,799,000 of ordinary income and $1,257,000 of long-term capital gains available for distribution.

At September 30, 2014, the cost of investment securities for tax purposes was $18,203,717,000. Net unrealized appreciation of investment securities for tax purposes was $4,867,206,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

E. Capital shares issued and redeemed were:

	Year Ended September 30,
	2014	2013
	Shares	Shares
	(000)	(000)
Issued	244,389	233,050
Issued in Lieu of Cash Distributions	13,157	12,748
Redeemed	(132,691)	(111,235)
Net Increase (Decrease) in Shares Outstanding	124,855	134,563

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Target Retirement 2030 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Sept. 30,		Proceeds			Sept. 30,
	2013		from		Capital Gain	2014
	Market	Purchases	Securities	Dividend Distributions		Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	8,924	NA1	NA1	13	—	6,481
Vanguard Total Bond Market II
Index Fund	3,249,479	1,771,786	575,783	89,011	1,657	4,502,744
Vanguard Total International
Bond Index Fund	804,907	282,137	15,610	13,860	—	1,119,160
Vanguard Total International
Stock Index Fund	4,121,167	1,147,094	159,786	154,624	—	5,149,989
Vanguard Total Stock Market
Index Fund	9,614,692	1,755,589	640,053	196,705	—	12,292,549
Total	17,799,169	4,956,606	1,391,232	454,213	1,657	23,070,923
1 Not applicable—Purchases and Sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to September 30, 2014, that would require recognition or disclosure in these financial statements.

74

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Chester Funds and the Shareholders of Vanguard Target Retirement Income Fund, Vanguard Target Retirement 2010 Fund, Vanguard Target Retirement 2015 Fund, Vanguard Target Retirement 2020 Fund, Vanguard Target Retirement 2025 Fund and Vanguard Target Retirement 2030 Fund:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Target Retirement Income Fund, Vanguard Target Retirement 2010 Fund, Vanguard Target Retirement 2015 Fund, Vanguard Target Retirement 2020 Fund, Vanguard Target Retirement 2025 Fund and Vanguard Target Retirement 2030 Fund (constituting separate portfolios of Vanguard Chester Funds, hereafter referred to as the “Funds”) at September 30, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2014 by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 10, 2014

Special 2014 tax information (unaudited) for Vanguard Target Retirement Funds

This information for the fiscal year ended September 30, 2014, is included pursuant to provisions of the Internal Revenue Code.

The funds distributed capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year as follows:

Fund	($000)
Target Retirement Income Fund	172,730
Target Retirement 2010 Fund	91,725
Target Retirement 2015 Fund	132,389
Target Retirement 2020 Fund	6,251
Target Retirement 2025 Fund	1,030
Target Retirement 2030 Fund	2,193

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For non-resident alien shareholders, 100% of short-term capital gain dividends distributed by the funds are qualified short-term capital gains.

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Fund	($000)
Target Retirement Income Fund	59,668
Target Retirement 2010 Fund	44,988
Target Retirement 2015 Fund	175,986
Target Retirement 2020 Fund	226,039
Target Retirement 2025 Fund	301,336
Target Retirement 2030 Fund	227,667

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	Percentage
Target Retirement Income Fund	18.5%
Target Retirement 2010 Fund	22.8
Target Retirement 2015 Fund	27.6
Target Retirement 2020 Fund	30.7
Target Retirement 2025 Fund	34.2
Target Retirement 2030 Fund	38.3

The funds designate to shareholders foreign source income and foreign taxes paid as follows:

	Foreign Source Income	Foreign Taxes Paid
Fund	($000)	($000)
Target Retirement Income Fund	30,532	1,763
Target Retirement 2010 Fund	25,260	1,459
Target Retirement 2015 Fund	104,192	6,017
Target Retirement 2020 Fund	147,455	8,515
Target Retirement 2025 Fund	191,632	11,066
Target Retirement 2030 Fund	153,193	8,846

Shareholders will receive more detailed information with their Form 1099-DIV in January 2015 to determine the calendar-year amounts to be included on their 2014 tax returns.

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Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2014. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Target Retirement Funds
Periods Ended September 30, 2014
	One	Five	Ten
	Year	Years	Years
Target Retirement Income Fund
Returns Before Taxes	6.47%	6.96%	5.52%
Returns After Taxes on Distributions	5.41	6.07	4.47
Returns After Taxes on Distributions and Sale of Fund Shares	4.06	5.18	4.00
			Since
	One	Five	Inception
	Year	Years	(6/7/2006)
Target Retirement 2010 Fund
Returns Before Taxes	7.55%	8.24%	5.96%
Returns After Taxes on Distributions	6.65	7.47	5.27
Returns After Taxes on Distributions and Sale of Fund Shares	4.63	6.28	4.53

	One	Five	Ten
	Year	Years	Years
Target Retirement 2015 Fund
Returns Before Taxes	9.07%	9.23%	6.32%
Returns After Taxes on Distributions	8.30	8.53	5.61
Returns After Taxes on Distributions and Sale of Fund Shares	5.42	7.12	4.85

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Average Annual Total Returns: Target Retirement Funds
Periods Ended September 30, 2014

			Since
	One	Five	Inception
	Year	Years	(6/7/2006)
Target Retirement 2020 Fund
Returns Before Taxes	10.13%	9.99%	6.42%
Returns After Taxes on Distributions	9.50	9.39	5.89
Returns After Taxes on Distributions and Sale of Fund Shares	5.93	7.78	4.99

	One	Five	Ten
	Year	Years	Years
Target Retirement 2025 Fund
Returns Before Taxes	10.80%	10.62%	6.67%
Returns After Taxes on Distributions	10.14	10.04	6.09
Returns After Taxes on Distributions and Sale of Fund Shares	6.34	8.32	5.23

			Since
	One	Five	Inception
	Year	Years	(6/7/2006)
Target Retirement 2030 Fund
Returns Before Taxes	11.51%	11.23%	6.53%
Returns After Taxes on Distributions	10.87	10.71	6.09
Returns After Taxes on Distributions and Sale of Fund Shares	6.76	8.86	5.13

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About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. The Target Retirement Funds have no direct expenses, but each fund bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets.

The following examples are intended to help you understand the ongoing cost (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for each Target Retirement Fund.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

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Six Months Ended September 30, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	3/31/2014	9/30/2014	Period
Based on Actual Fund Return
Target Retirement Income Fund	$1,000.00	$1,023.38	$0.81
Target Retirement 2010 Fund	$1,000.00	$1,024.59	$0.81
Target Retirement 2015 Fund	$1,000.00	$1,027.28	$0.81
Target Retirement 2020 Fund	$1,000.00	$1,028.99	$0.81
Target Retirement 2025 Fund	$1,000.00	$1,029.32	$0.86
Target Retirement 2030 Fund	$1,000.00	$1,029.52	$0.86
Based on Hypothetical 5% Yearly Return
Target Retirement Income Fund	$1,000.00	$1,024.27	$0.81
Target Retirement 2010 Fund	$1,000.00	$1,024.27	$0.81
Target Retirement 2015 Fund	$1,000.00	$1,024.27	$0.81
Target Retirement 2020 Fund	$1,000.00	$1,024.27	$0.81
Target Retirement 2025 Fund	$1,000.00	$1,024.22	$0.86
Target Retirement 2030 Fund	$1,000.00	$1,024.22	$0.86
The calculations are based on the acquired fund fees and expenses for the most recent six-month period. The funds’ annualized expense figures for that period are (in order as listed from top to bottom above) 0.16%, 0.16%, 0.16%, 0.16%, 0.17%, and 0.17%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized expense figures for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent
12-month period.

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Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Funds that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Benchmark Information

Spliced Mixed-Asset Target Today Funds Average: Mixed-Asset Target Conservative Funds Average though June 30, 2012; Mixed-Asset Target Today Funds Average thereafter.

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Target 2010 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Barclays U.S. Aggregate Float Adjusted Index thereafter, as well as the Barclays U.S. Treasury Inflation Protected Securities Index through June 2, 2013, and the Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0-5 Year Index thereafter; for short-term reserves, the Citigroup Three-Month Treasury Bill Index through June 2, 2013; for international bonds, the Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2015 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Barclays U.S. Aggregate Float Adjusted Index thereafter, as well as the Barclays U.S. Treasury Inflation Protected Securities Index through June 2, 2013, and the Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0-5 Year Index thereafter; for international bonds, the Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2020 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

82

Target 2025 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2030 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target Income Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Barclays U.S. Aggregate Float Adjusted Index thereafter, as well as the Barclays U.S. Treasury Inflation Protected Securities Index through June 2, 2013, and the Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0-5 Year Index thereafter; for short-term reserves, the Citigroup Three-Month Treasury Bill Index through June 2, 2013; for international bonds, the Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

83

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 177 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President of
Inc., and of each of the investment companies served	the University of Pennsylvania; Christopher H. Browne
by The Vanguard Group, since January 2010; Director	Distinguished Professor of Political Science, School of
of The Vanguard Group since 2008; Chief Executive	Arts and Sciences, and Professor of Communication,
Officer and President of The Vanguard Group, and of	Annenberg School for Communication, with secondary
each of the investment companies served by The	faculty appointments in the Department of Philosophy,
Vanguard Group, since 2008; Director of Vanguard	School of Arts and Sciences, and at the Graduate
Marketing Corporation; Managing Director of The	School of Education, University of Pennsylvania;
Vanguard Group (1995–2008).	Trustee of the National Constitution Center; Chair
of the Presidential Commission for the Study of
Bioethical Issues.
IndependentTrustees
JoAnn Heffernan Heisen
Emerson U. Fullwood	Born 1950. Trustee Since July 1998. Principal
Born 1948. Trustee Since January 2008. Principal	Occupation(s) During the Past Five Years: Corporate
Occupation(s) During the Past Five Years: Executive	Vice President and Chief Global Diversity Officer
Chief Staff and Marketing Officer for North America	(retired 2008) and Member of the Executive
and Corporate Vice President (retired 2008) of Xerox	Committee (1997–2008) of Johnson & Johnson
Corporation (document management products and	(pharmaceuticals/medical devices/consumer
services); Executive in Residence and 2009–2010	products); Director of Skytop Lodge Corporation
Distinguished Minett Professor at the Rochester	(hotels), the University Medical Center at Princeton,
Institute of Technology; Director of SPX Corporation	the Robert Wood Johnson Foundation, and the Center
(multi-industry manufacturing), the United Way of	for Talent Innovation; Member of the Advisory Board
Rochester, Amerigroup Corporation (managed health	of the Maxwell School of Citizenship and Public Affairs
care), the University of Rochester Medical Center,	at Syracuse University.
Monroe Community College Foundation, and North
Carolina A&T University.	F. Joseph Loughrey
Born 1949. Trustee Since October 2009. Principal
Rajiv L. Gupta	Occupation(s) During the Past Five Years: President
Born 1945. Trustee Since December 2001.[2]	and Chief Operating Officer (retired 2009) of Cummins
Principal Occupation(s) During the Past Five Years:	Inc. (industrial machinery); Chairman of the Board
Chairman and Chief Executive Officer (retired 2009)	of Hillenbrand, Inc. (specialized consumer services),
and President (2006–2008) of Rohm and Haas Co.	and of Oxfam America; Director of SKF AB (industrial
(chemicals); Director of Tyco International, Ltd.	machinery), Hyster-Yale Materials Handling, Inc.
(diversified manufacturing and services), Hewlett-	(forklift trucks), the Lumina Foundation for Education,
Packard Co. (electronic computer manufacturing),

and the V Foundation for Cancer Research; Member	Executive Officers
of the Advisory Council for the College of Arts and
Letters and of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies, both at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer (retired 2013)
at IBM (information technology services); Fiduciary	Thomas J. Higgins
Member of IBM’s Retirement Plan Committee (2004–	Born 1957. Chief Financial Officer Since September
2013); Member of the Council on Chicago Booth.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Board Member of TIFF Advisory Services, Inc.	Occupation(s) During the Past Five Years: Principal of
(investment advisor); Member of the Investment	The Vanguard Group, Inc.; Treasurer of each of the
Advisory Committees of the Financial Industry	investment companies served by The Vanguard
Regulatory Authority (FINRA) and of Major League	Group; Assistant Treasurer of each of the investment
Baseball.	companies served by The Vanguard Group (1988–2008).

André F. Perold	Heidi Stam
Born 1952. Trustee Since December 2004. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Managing
Gund Professor of Finance and Banking, Emeritus	Director of The Vanguard Group, Inc.; General Counsel
at the Harvard Business School (retired 2011);	of The Vanguard Group; Secretary of The Vanguard
Chief Investment Officer and Managing Partner of	Group and of each of the investment companies
HighVista Strategies LLC (private investment firm);	served by The Vanguard Group; Director and Senior
Director of Rand Merchant Bank; Overseer of the	Vice President of Vanguard Marketing Corporation.
Museum of Fine Arts Boston.
Vanguard Senior ManagementTeam
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	Chris D. McIsaac
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Michael S. Miller
President, and Chief Executive Officer of NACCO	Paul A. Heller	James M. Norris
Industries, Inc. (housewares/lignite), and of Hyster-	Martha G. King	Glenn W. Reed
Yale Materials Handling, Inc. (forklift trucks); Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland.

Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President	John J. Brennan
and Chief Operating Officer (retired 2010) of Corning	Chairman, 1996–2009
Incorporated (communications equipment); Trustee of	Chief Executive Officer and President, 1996–2008
Colby-Sawyer College; Member of the Advisory Board
of the Norris Cotton Cancer Center and of the Advisory	Founder
Board of the Parthenon Group (strategy consulting).
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
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Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2014 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q3080 112014

Annual Report | September 30, 2014

Vanguard Target Retirement Funds

Vanguard Target Retirement 2035 Fund Vanguard Target Retirement 2040 Fund Vanguard Target Retirement 2045 Fund Vanguard Target Retirement 2050 Fund Vanguard Target Retirement 2055 Fund Vanguard Target Retirement 2060 Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Target Retirement 2035 Fund.	9
Target Retirement 2040 Fund.	20
Target Retirement 2045 Fund.	31
Target Retirement 2050 Fund.	42
Target Retirement 2055 Fund.	53
Target Retirement 2060 Fund.	64
Your Fund’s After-Tax Returns.	77
About Your Fund’s Expenses.	79
Glossary.	81

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2014

Total
Returns
Vanguard Target Retirement 2035 Fund	12.20%
Target 2035 Composite Index	12.56
Mixed-Asset Target 2035 Funds Average	9.95
Mixed-Asset Target 2035 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Vanguard Target Retirement 2040 Fund	12.66%
Target 2040 Composite Index	13.04
Mixed-Asset Target 2040 Funds Average	9.97
Mixed-Asset Target 2040 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Vanguard Target Retirement 2045 Fund	12.73%
Target 2045 Composite Index	13.04
Mixed-Asset Target 2045 Funds Average	10.46
Mixed-Asset Target 2045 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Vanguard Target Retirement 2050 Fund	12.69%
Target 2050 Composite Index	13.04
Mixed-Asset Target 2050 Funds Average	10.33
Mixed-Asset Target 2050 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Vanguard Target Retirement 2055 Fund	12.69%
Target 2055 Composite Index	13.04
Mixed-Asset Target 2055+ Funds Average	10.98
Mixed-Asset Target 2055+ Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Vanguard Target Retirement 2060 Fund	12.72%
Target 2060 Composite Index	13.04
Mixed-Asset Target 2055+ Funds Average	10.98
Mixed-Asset Target 2055+ Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
For a benchmark description, see the Glossary.

Investments in Target Retirement Funds are subject to the risks of their underlying funds. The year in the fund name refers to the approximate year (the target date) when an investor in the fund would retire and leave the work force.
The fund will gradually shift its emphasis from more aggressive investments to more conservative ones based on its target date. An investment in a Target Retirement Fund is not guaranteed at any time, including on or after the target date.

Chairman’s Letter

Dear Shareholder,

Despite recent volatility in the global markets, both domestic and international equity and fixed income investments posted positive results for the 12 months ended September 30, 2014. U.S. stocks produced the strongest results, significantly outperforming their international counterparts, as well as U.S. and international bonds.

Returns for the six Vanguard Target Retirement Funds covered in this report were positive for the period, ranging from just over 12% to about 13%. (The funds with retirement dates of 2010 through 2030, along with the Target Retirement Income Fund, are covered in a separate report.) Given the investment environment, it’s not surprising that the funds with a greater exposure to equities returned the most.

Brief patchiness for stocks didn’t hinder strong returns
The broad U.S. stock market managed a robust return of nearly 18% for the 12 months ended September 30, despite stumbling later in the period. Generally strong corporate profits and progress in the U.S. economy carried the markets through most of the fiscal year. As the period drew to a close, however, high stock valuations, international tensions, the unsettled global economy, and the Federal Reserve’s gradual shift from accommodative policies weighed on results.

During the final months of the fiscal year, the performance gap between U.S. and international stocks widened amid tensions in the Middle East and Ukraine, anxiety over China’s slower growth, and Europe’s slumping economy. In the end, international stocks returned about 5% for the period overall. Emerging markets returned more than 6%, ahead of developed European markets; weakness in Japan weighed on the developed Pacific region.

Bonds bounced back strongly despite a pause late in the year
Bond returns, which were surprisingly robust through most of the fiscal year, also met resistance late in the period. Still, the broad U.S. taxable bond market returned 3.96%, a significant recovery from its negative outcome a year ago.

Since January, the Fed has pared back its bond-buying program, with the aim of ending it in October. For most of the fiscal year, interest rates did not rise as analysts had predicted. The yield of the 10-year U.S. Treasury note ended September at 2.48%, down from 2.63% a year earlier. (Bond prices and yields move in opposite directions.)

Municipal bonds returned 7.93% as strong investor demand and a limited supply of new issues helped drive up prices.

After this advance for U.S. taxable and tax-exempt bonds, it’s worth remembering that the current low yields imply lower future returns: As yields drop, the scope for further declines—and increases in prices—diminishes.

Market Barometer

		Average Annual Total Returns
	Periods Ended September 30, 2014
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	19.01%	23.23%	15.90%
Russell 2000 Index (Small-caps)	3.93	21.26	14.29
Russell 3000 Index (Broad U.S. market)	17.76	23.08	15.78
FTSE All-World ex US Index (International)	5.11	12.12	6.31

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	3.96%	2.43%	4.12%
Barclays Municipal Bond Index (Broad tax-exempt market)	7.93	4.56	4.67
Citigroup Three-Month U.S. Treasury Bill Index	0.04	0.04	0.06

CPI
Consumer Price Index	1.66%	1.61%	1.96%

Money market funds and savings accounts posted negligible returns, as the Fed kept its target for short-term interest rates at 0%–0.25%.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –0.81% after sinking in September.

More equity exposure meant higher returns
Vanguard Target Retirement Funds offer a straightforward approach to a complex problem: how to invest successfully for retirement. These “funds of funds” invest in Vanguard’s broadest index funds, giving investors access to thousands of U.S. and international stocks and bonds, including exposure to the major market sectors and segments.

The funds’ managers seek to handle stock market risk by gradually shifting each fund’s asset allocation from stocks to bonds, becoming more conservative as the fund nears its target retirement date. Once its target date is reached, each fund continues to adjust until it enters an income phase, when the portfolio will convert to the Target Retirement Income Fund. The Income Fund, which represents a static allocation of about 70% bonds and 30% stocks, is mostly focused on helping investors generate income and preserve their wealth.

Expense Ratios
Your Fund Compared With Its Peer Group
	Acquired Fund Fees	Peer Group
	and Expenses	Average
Target Retirement 2035 Fund	0.18%	0.47%
Target Retirement 2040 Fund	0.18	0.55
Target Retirement 2045 Fund	0.18	0.47
Target Retirement 2050 Fund	0.18	0.52
Target Retirement 2055 Fund	0.18	0.47
Target Retirement 2060 Fund	0.18	0.47
The fund expense figures shown—drawn from the prospectus dated January 27, 2014—represent an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement
Funds invest. The Target Retirement Funds do not charge any expenses or fees of their own. For the fiscal year ended September 30, 2014, the acquired fund fees and expenses were 0.18% for the 2035 Fund, 0.18% for the 2040 Fund, 0.18% for the 2045 Fund, 0.18% for the 2050
Fund, 0.18% for the 2055 Fund, and 0.18% for the 2060 Fund. Peer-group expense ratios are derived from data provided by Lipper, a Thomson
Reuters Company, and capture information through year-end 2013.

Peer groups: For the 2035 Fund, Mixed-Asset Target 2035 Funds; for the 2040 Fund, Mixed-Asset Target 2040 Funds; for the 2045 Fund,
Mixed-Asset Target 2045 Funds; for the 2050 Fund, Mixed-Asset Target 2050 Funds, for the 2055 and 2060 Funds, Mixed-Asset Target 2055+
Funds.

As I’ve mentioned, the funds’ results for the most recent fiscal period largely depended on their equity allocation—a greater exposure to stocks meant a greater return. The Target Retirement 2035 Fund, the most conservative of this group, with about 83% of its assets in stocks and 17% in bonds, returned about 12%. The five other funds, which hold about 90% of assets in stocks and 10% in bonds, posted returns that were closer to 13%.

Total Returns
Ten Years Ended September 30, 2014
Average
Annual Return
Target Retirement 2035 Fund	7.20%
Target 2035 Composite Index	7.34
Mixed-Asset Target 2035 Funds Average	6.50
Mixed-Asset Target 2035 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Target Retirement 2040 Fund (Returns since inception: 6/7/2006)	6.79%
Target 2040 Composite Index	6.91
Mixed-Asset Target 2040 Funds Average	5.28
Mixed-Asset Target 2040 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Target Retirement 2045 Fund	7.61%
Target 2045 Composite Index	7.73
Mixed-Asset Target 2045 Funds Average	6.82
Mixed-Asset Target 2045 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Target Retirement 2050 Fund (Returns since inception: 6/7/2006)	6.85%
Target 2050 Composite Index	6.96
Mixed-Asset Target 2050 Funds Average	5.57
Mixed-Asset Target 2050 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Target Retirement 2055 Fund (Returns since inception: 8/18/2010)	13.63%
Target 2055 Composite Index	13.84
Spliced Mixed-Asset Target 2055+ Funds Average	12.12
Spliced Mixed-Asset Target 2055+ Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
For a benchmark description, see the Glossary.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.
The table does not include funds that have operated for less than three years.

Of course, these returns largely reflect the performance of the four underlying portfolios that make up the Target Retirement Funds in this report—Vanguard Total Stock Market Index Fund, Vanguard Total International Stock Index Fund, Vanguard Total Bond Market II Index Fund, and Vanguard Total International Bond Index Fund.

Among the funds’ underlying investments, Vanguard Total Stock Market Index Fund, which provides its investors with broad exposure to the entire U.S. stock market, was the top performer by far, returning 17.60%. (Returns for underlying funds are for Investor Shares.) As I noted earlier, U.S. stocks produced the strongest results for the fiscal year, significantly outperforming international stocks and U.S. and international bonds.

Vanguard Total International Bond Index Fund was next in line, with a return of 6.57%. Currency hedging played an important role in the returns of international bonds. The Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged) returned 6.92% for the 12 months, outpacing the 3.96% return of the Barclays U.S. Aggregate Bond Index. Before currency hedging, however, returns for international bonds were negative.

Investor behavior improves with the use of target-date funds

Target-date funds are designed to help investors successfully save for retirement. Over time, these funds may also help save investors from themselves.

The rising use of target-date funds is dramatically improving investor behavior, according to a
Vanguard study of defined contribution retirement plans. Because these investors know that their asset mix is being adjusted as appropriate for their age and investment horizon, it seems they are better able to weather market volatility and stick with their investment plans.

According to the study, How America Saves 2014, compared with other retirement plan investors, those who held their entire account balance in target-date funds:

• Had more balanced portfolios (including, for example, bonds as well as international and small-capitalization stocks).

• Did not hold “extreme” equity allocations (either no stocks or 100% stocks).

• Refrained from frequent trading, which typically leads to disappointing results.

Vanguard Total International Stock Index Fund returned 4.77% for the period. Results for international equities were dampened by concerns over slowed growth in Europe and emerging markets and the strife in Ukraine and the Middle East.

Vanguard Total Bond Market II Index Fund produced a result of 3.77% for the 12 months. Investment-grade corporate bonds were the U.S. bond market’s top performers for the period and added most to the fund’s return.

The funds remain on target and continue to help investors
Vanguard Target Retirement Funds have been successful in meeting their goal of helping investors save for retirement by providing a balanced and diversified portfolio that automatically adjusts over time. For the past decade, each fund’s average annual return has topped that of its peer group.

Of course, the performance of the underlying index funds has been key to the Target Retirement Funds’ strong results. Credit goes to Vanguard’s Equity Investment and Fixed Income Groups, whose skilled portfolio construction and management have enabled the underlying index funds to successfully track their benchmarks while keeping the associated costs very low.

High costs don’t equal strong fund performance
Speaking of investment costs, as a Vanguard investor, you probably realize that the adage “you get what you pay for” doesn’t apply to mutual funds. In fact, the reverse is true: Research suggests that higher costs are consistent with weaker returns. (See, for example, Shopping for Alpha: You Get What You Don’t Pay For, at vanguard.com/research.)

Wouldn’t paying the highest fees allow you to purchase the services of the greatest talents, and therefore get you the best returns? As it turns out, the data don’t support that argument. The explanation is simple: Every dollar paid for management fees is a dollar less earning potential return. Keeping expenses down can help narrow the gap between what the markets return and what investors actually earn.

That’s why Vanguard always seeks to minimize costs. Indexing, of course, is the purest form of low-cost investing. And we negotiate low fees for our actively managed funds, which are run by world-class advisors. It’s a strategy that reflects decades of experience and research, boiled down to one tenet: The less you pay, the more you earn.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 15, 2014

Your Fund’s Performance at a Glance
September 30, 2013, Through September 30, 2014

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Target Retirement 2035 Fund	$16.16	$17.79	$0.324	$0.000
Target Retirement 2040 Fund	$26.80	$29.66	$0.500	$0.007
Target Retirement 2045 Fund	$16.82	$18.61	$0.334	$0.000
Target Retirement 2050 Fund	$26.69	$29.53	$0.518	$0.000
Target Retirement 2055 Fund	$28.67	$31.80	$0.477	$0.004
Target Retirement 2060 Fund	$25.21	$28.03	$0.367	$0.001

Target Retirement 2035 Fund

Fund Profile
As of September 30, 2014

Total Fund Characteristics

Ticker Symbol	VTTHX
30-Day SEC Yield	2.11%
Acquired Fund Fees and Expenses[1]	0.18%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	58.5%
Vanguard Total International Stock Index
Fund Investor Shares	24.7
Vanguard Total Bond Market II Index Fund
Investor Shares	13.4
Vanguard Total International Bond Index
Fund Investor Shares	3.4

Total Fund Volatility Measures

	Target 2035	MSCI US
	Composite	Broad Market
	Index	Index
R-Squared	1.00	0.96
Beta	0.99	0.88
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 27, 2014—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2035 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2014, the acquired fund fees and expenses were 0.18%.

Target Retirement 2035 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2004, Through September 30, 2014
Initial Investment of $10,000

			Average Annual Total Returns
		Periods Ended September 30, 2014
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Target Retirement 2035 Fund	12.20%	11.82%	7.20%	$20,048
••••••••	Target 2035 Composite Index	12.56	12.10	7.34	20,305
– – – –	Mixed-Asset Target 2035 Funds
		9.95	10.48	6.50	18,772
	MSCI Average US Broad Market Index	17.88	15.88	8.65	22,920
For a benchmark description, see the Glossary.
Mixed-Asset Target 2035 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

Target Retirement 2035 Fund

Fiscal-Year Total Returns (%): September 30, 2004, Through September 30, 2014

For a benchmark description, see the Glossary.

Target Retirement 2035 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (58.5%)
Vanguard Total Stock Market Index Fund Investor Shares	282,890,690	13,938,024

International Stock Fund (24.7%)
Vanguard Total International Stock Index Fund Investor Shares	359,210,176	5,876,679

U.S. Bond Fund (13.4%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	297,492,129	3,195,065

International Bond Fund (3.4%)
Vanguard Total International Bond Index Fund Investor Shares	76,735,073	798,045
Total Investment Companies (Cost $17,971,474)		23,807,813
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 0.109% (Cost $9,365)	9,364,697	9,365
Total Investments (100.0%) (Cost $17,980,839)		23,817,178
Other Assets and Liabilities (0.0%)
Other Assets		195,552
Liabilities		(186,615)
		8,937
Net Assets (100%)
Applicable to 1,339,121,941 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		23,826,115
Net Asset Value Per Share		$17.79

Target Retirement 2035 Fund

At September 30, 2014, net assets consisted of:

Amount
($000)
Paid-in Capital	17,647,794
Undistributed Net Investment Income	354,717
Accumulated Net Realized Losses	(12,735)
Unrealized Appreciation (Depreciation)	5,836,339
Net Assets	23,826,115

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market
Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2035 Fund

Statement of Operations

Year Ended
September 30, 2014
($000)
Investment Income
Income
Income Distributions Received	478,271
Net Investment Income—Note B	478,271
Realized Net Gain (Loss)
Capital Gain Distributions Received	1,185
Affiliated Investment Securities Sold	12,213
Realized Net Gain (Loss)	13,398
Change in Unrealized Appreciation (Depreciation) of Investment Securities	1,929,163
Net Increase (Decrease) in Net Assets Resulting from Operations	2,420,832

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2035 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	478,271	398,402
Realized Net Gain (Loss)	13,398	45,931
Change in Unrealized Appreciation (Depreciation)	1,929,163	2,193,228
Net Increase (Decrease) in Net Assets Resulting from Operations	2,420,832	2,637,561
Distributions
Net Investment Income	(393,936)	(326,142)
Realized Capital Gain[1]	—	(6,374)
Total Distributions	(393,936)	(332,516)
Capital Share Transactions
Issued	5,931,912	5,012,842
Issued in Lieu of Cash Distributions	388,557	329,351
Redeemed	(3,547,498)	(2,840,996)
Net Increase (Decrease) from Capital Share Transactions	2,772,971	2,501,197
Total Increase (Decrease)	4,799,867	4,806,242
Net Assets
Beginning of Period	19,026,248	14,220,006
End of Period[2]	23,826,115	19,026,248
1 Includes fiscal 2014 and 2013 short-term gain distributions totaling $0 and $6,374,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $354,717,000 and $270,382,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2035 Fund

Financial Highlights

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$16.16	$14.15	$11.77	$12.22	$11.31
Investment Operations
Net Investment Income	.359	.340	.344	.235	.250
Capital Gain Distributions Received	.001	.011	.016	.006	—
Net Realized and Unrealized Gain (Loss)
on Investments	1.594	1.972	2.307	(. 402)	. 898
Total from Investment Operations	1.954	2.323	2.667	(.161)	1.148
Distributions
Dividends from Net Investment Income	(.324)	(.307)	(.281)	(. 236)	(. 238)
Distributions from Realized Capital Gains	—	(.006)	(.006)	(.053)	—
Total Distributions	(. 324)	(. 313)	(. 287)	(.289)	(. 238)
Net Asset Value, End of Period	$17.79	$16.16	$14.15	$11.77	$12.22

Total Return[1]	12.20%	16.77%	22.98%	-1.55%	10.24%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$23,826	$19,026	$14,220	$10,239	$9,223
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.18%	0.18%	0.18%	0.19%	0.19%
Ratio of Net Investment Income to
Average Net Assets	2.17%	2.33%	2.68%	1.81%	2.24%
Portfolio Turnover Rate	6%	12%	6%	18%[2]	6%
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s international equity investments from Vanguard European, Pacific, and Emerging Markets Stock Index Funds to Vanguard Total International Stock Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2035 Fund

Notes to Financial Statements

Vanguard Target Retirement 2035 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (See Note B). Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2014, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the year ended September 30, 2014, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

Target Retirement 2035 Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2014, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at September 30, 2014, the fund had $355,190,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $11,482,000 to offset taxable capital gains realized during the year ended September 30, 2014. At September 30, 2014, the fund had available capital losses totaling $11,731,000 that may be carried forward indefinitely to offset future net capital gains.

At September 30, 2014, the cost of investment securities for tax purposes was $17,982,317,000. Net unrealized appreciation of investment securities for tax purposes was $5,834,861,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

E. Capital shares issued and redeemed were:

	Year Ended September 30,
	2014	2013
	Shares	Shares
	(000)	(000)
Issued	343,642	335,609
Issued in Lieu of Cash Distributions	23,005	23,660
Redeemed	(204,875)	(186,558)
Net Increase (Decrease) in Shares Outstanding	161,772	172,711

Target Retirement 2035 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Sept. 30,		Proceeds			Sept. 30,
	2013		from		Capital Gain	2014
	Market	Purchases	Securities	Dividend	Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	14,982	NA1	NA1	12	—	9,365
Vanguard Total Bond Market II
Index Fund	2,346,396	1,303,463	496,082	63,575	1,185	3,195,065
Vanguard Total International
Bond Index Fund	580,382	208,652	25,000	9,880	—	798,045
Vanguard Total International
Stock Index Fund	4,858,564	1,077,952	113,380	178,087	—	5,876,679
Vanguard Total Stock Market
Index Fund	11,236,065	1,609,734	720,309	226,717	—	13,938,024
Total	19,036,389	4,199,801	1,354,771	478,271	1,185	23,817,178
1 Not applicable—Purchases and Sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to September 30, 2014, that would require recognition or disclosure in these financial statements.

Target Retirement 2040 Fund

Fund Profile
As of September 30, 2014

Total Fund Characteristics

Ticker Symbol	VFORX
30-Day SEC Yield	2.12%
Acquired Fund Fees and Expenses[1]	0.18%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	63.2%
Vanguard Total International Stock Index
Fund Investor Shares	26.8
Vanguard Total Bond Market II Index Fund
Investor Shares	8.0
Vanguard Total International Bond Index
Fund Investor Shares	2.0

Total Fund Volatility Measures

	Target 2040	MSCI US
	Composite	Broad Market
	Index	Index
R-Squared	1.00	0.96
Beta	0.99	0.92
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 27, 2014—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2040 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2014, the acquired fund fees and expenses were 0.18%.

Target Retirement 2040 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 7, 2006, Through September 30, 2014
Initial Investment of $10,000

			Average Annual Total Returns
		Periods Ended September 30, 2014
				Since	Final Value
		One	Five	Inception	of a $10,000
		Year	Years	(6/7/2006)	Investment
	Target Retirement 2040 Fund	12.66%	12.11%	6.79%	$17,267
••••••••	Target 2040 Composite Index	13.04	12.41	6.91	17,424
– – – –	Mixed-Asset Target 2040 Funds
		9.97	10.35	5.28	15,343
	MSCI Average US Broad Market Index	17.88	15.88	8.15	19,186
For a benchmark description, see the Glossary.
Mixed-Asset Target 2040 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

Target Retirement 2040 Fund

Fiscal-Year Total Returns (%): June 7, 2006, Through September 30, 2014

For a benchmark description, see the Glossary.

Target Retirement 2040 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (63.2%)
Vanguard Total Stock Market Index Fund Investor Shares	204,117,479	10,056,868

International Stock Fund (26.8%)
Vanguard Total International Stock Index Fund Investor Shares	260,530,816	4,262,284

U.S. Bond Fund (8.0%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	118,688,134	1,274,711

International Bond Fund (2.0%)
Vanguard Total International Bond Index Fund Investor Shares	30,622,130	318,470
Total Investment Companies (Cost $12,255,584)		15,912,333
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
1 Vanguard Market Liquidity Fund, 0.109% (Cost $10,023)	10,023,168	10,023
Total Investments (100.1%) (Cost $12,265,607)		15,922,356
Other Assets and Liabilities (-0.1%)
Other Assets		116,844
Liabilities		(127,557)
		(10,713)
Net Assets (100%)
Applicable to 536,381,322 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		15,911,643
Net Asset Value Per Share		$29.66

Target Retirement 2040 Fund

At September 30, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	12,033,972
Undistributed Net Investment Income	217,626
Accumulated Net Realized Gains	3,296
Unrealized Appreciation (Depreciation)	3,656,749
Net Assets	15,911,643

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market
Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2040 Fund

Statement of Operations

Year Ended
September 30, 2014
($000)
Investment Income
Income
Income Distributions Received	313,519
Net Investment Income—Note B	313,519
Realized Net Gain (Loss)
Capital Gain Distributions Received	495
Affiliated Investment Securities Sold	8,642
Realized Net Gain (Loss)	9,137
Change in Unrealized Appreciation (Depreciation) of Investment Securities	1,291,043
Net Increase (Decrease) in Net Assets Resulting from Operations	1,613,699

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2040 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	313,519	241,052
Realized Net Gain (Loss)	9,137	5,883
Change in Unrealized Appreciation (Depreciation)	1,291,043	1,425,108
Net Increase (Decrease) in Net Assets Resulting from Operations	1,613,699	1,672,043
Distributions
Net Investment Income	(233,406)	(184,948)
Realized Capital Gain[1]	(3,268)	(2,610)
Total Distributions	(236,674)	(187,558)
Capital Share Transactions
Issued	4,886,111	4,047,039
Issued in Lieu of Cash Distributions	232,555	184,925
Redeemed	(2,596,989)	(1,685,838)
Net Increase (Decrease) from Capital Share Transactions	2,521,677	2,546,126
Total Increase (Decrease)	3,898,702	4,030,611
Net Assets
Beginning of Period	12,012,941	7,982,330
End of Period[2]	15,911,643	12,012,941
1 Includes fiscal 2014 and 2013 short-term gain distributions totaling $467,000 and $2,610,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $217,626,000 and $154,704,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2040 Fund

Financial Highlights

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$26.80	$23.26	$19.26	$20.03	$18.52
Investment Operations
Net Investment Income	.593	.546	.559	. 369	. 393
Capital Gain Distributions Received	.001	.012	.022	.006	—
Net Realized and Unrealized Gain (Loss) on
Investments	2.773	3.485	3.872	(.705)	1.485
Total from Investment Operations	3.367	4.043	4.453	(. 330)	1.878
Distributions
Dividends from Net Investment Income	(. 500)	(. 496)	(. 444)	(. 368)	(.368)
Distributions from Realized Capital Gains	(.007)	(.007)	(. 009)	(. 072)	—
Total Distributions	(.507)	(. 503)	(. 453)	(. 440)	(. 368)
Net Asset Value, End of Period	$29.66	$26.80	$23.26	$19.26	$20.03

Total Return[1]	12.66%	17.75%	23.43%	-1.87%	10.23%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$15,912	$12,013	$7,982	$4,977	$3,831
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.18%	0.18%	0.18%	0.19%	0.19%
Ratio of Net Investment Income to
Average Net Assets	2.18%	2.36%	2.69%	1.79%	2.23%
Portfolio Turnover Rate	6%	9%	3%	15%[2]	7%
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s international equity investments from Vanguard European, Pacific, and Emerging Markets Stock Index Funds to Vanguard Total International Stock Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2040 Fund

Notes to Financial Statements

Vanguard Target Retirement 2040 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (See Note B). Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2014, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the year ended September 30, 2014, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

Target Retirement 2040 Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2014, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $17,191,000 from undistributed net investment income, and $343,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at September 30, 2014, the fund had $224,172,000 of ordinary income and $301,000 of long-term capital gains available for distribution.

At September 30, 2014, the cost of investment securities for tax purposes was $12,269,158,000. Net unrealized appreciation of investment securities for tax purposes was $3,653,198,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

E. Capital shares issued and redeemed were:

	Year Ended September 30,
	2014	2013
	Shares	Shares
	(000)	(000)
Issued	169,864	164,144
Issued in Lieu of Cash Distributions	8,261	8,082
Redeemed	(90,018)	(67,148)
Net Increase (Decrease) in Shares Outstanding	88,107	105,078

Target Retirement 2040 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

			Current Period Transactions
	Sept. 30,		Proceeds			Sept. 30,
	2013		from		Capital Gain	2014
	Market	Purchases	Securities	Dividend Distributions		Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	8,263	NA1	NA1	10	—	10,023
Vanguard Total Bond Market II
Index Fund	972,478	568,229	282,704	26,216	495	1,274,711
Vanguard Total International
Bond Index Fund	240,208	92,505	28,192	4,072	—	318,470
Vanguard Total International
Stock Index Fund	3,240,900	1,155,316	159,938	124,805	—	4,262,284
Vanguard Total Stock Market
Index Fund	7,553,275	1,712,120	451,548	158,416	—	10,056,868
Total	12,015,124	3,528,170	922,382	313,519	495	15,922,356
1 Not applicable—Purchases and Sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to September 30, 2014, that would require recognition or disclosure in these financial statements.

Target Retirement 2045 Fund

Fund Profile
As of September 30, 2014

Total Fund Characteristics

Ticker Symbol	VTIVX
30-Day SEC Yield	2.12%
Acquired Fund Fees and Expenses[1]	0.18%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	63.2%
Vanguard Total International Stock Index
Fund Investor Shares	26.8
Vanguard Total Bond Market II Index Fund
Investor Shares	8.0
Vanguard Total International Bond Index
Fund Investor Shares	2.0

Total Fund Volatility Measures

	Target 2045	MSCI US
	Composite	Broad Market
	Index	Index
R-Squared	1.00	0.96
Beta	1.00	0.92
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 27, 2014—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2045 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2014, the acquired fund fees and expenses were 0.18%.

Target Retirement 2045 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2004, Through September 30, 2014
Initial Investment of $10,000

			Average Annual Total Returns
		Periods Ended September 30, 2014
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Target Retirement 2045 Fund	12.73%	12.14%	7.61%	$20,821
••••••••	Target 2045 Composite Index	13.04	12.41	7.73	21,053
– – – –	Mixed-Asset Target 2045 Funds
		10.46	10.94	6.82	19,341
	MSCI Average US Broad Market Index	17.88	15.88	8.65	22,920
For a benchmark description, see the Glossary.
Mixed-Asset Target 2045 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

Target Retirement 2045 Fund

Fiscal-Year Total Returns (%): September 30, 2004, Through September 30, 2014

For a benchmark description, see the Glossary.

Target Retirement 2045 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.9%)
U.S. Stock Fund (63.1%)
Vanguard Total Stock Market Index Fund Investor Shares	185,816,393	9,155,174

International Stock Fund (26.8%)
Vanguard Total International Stock Index Fund Investor Shares	237,229,700	3,881,078

U.S. Bond Fund (8.0%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	108,088,152	1,160,867

International Bond Fund (2.0%)
Vanguard Total International Bond Index Fund Investor Shares	27,878,321	289,934
Total Investment Companies (Cost $10,909,318)		14,487,053
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
1 Vanguard Market Liquidity Fund, 0.109% (Cost $8,935)	8,935,095	8,935
Total Investments (100.0%) (Cost $10,918,253)		14,495,988
Other Assets and Liabilities (0.0%)
Other Assets		117,975
Liabilities		(122,659)
		(4,684)
Net Assets (100%)
Applicable to 778,807,855 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		14,491,304
Net Asset Value Per Share		$18.61

Target Retirement 2045 Fund

At September 30, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	10,713,996
Undistributed Net Investment Income	215,739
Accumulated Net Realized Losses	(16,166)
Unrealized Appreciation (Depreciation)	3,577,735
Net Assets	14,491,304

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market
Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2045 Fund

Statement of Operations

Year Ended
September 30, 2014
($000)
Investment Income
Income
Income Distributions Received	290,564
Net Investment Income—Note B	290,564
Realized Net Gain (Loss)
Capital Gain Distributions Received	469
Affiliated Investment Securities Sold	7,943
Realized Net Gain (Loss)	8,412
Change in Unrealized Appreciation (Depreciation) of Investment Securities	1,216,259
Net Increase (Decrease) in Net Assets Resulting from Operations	1,515,235

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2045 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	290,564	234,541
Realized Net Gain (Loss)	8,412	9,477
Change in Unrealized Appreciation (Depreciation)	1,216,259	1,382,551
Net Increase (Decrease) in Net Assets Resulting from Operations	1,515,235	1,626,569
Distributions
Net Investment Income	(234,723)	(186,901)
Realized Capital Gain[1]	—	(2,957)
Total Distributions	(234,723)	(189,858)
Capital Share Transactions
Issued	3,903,286	3,187,991
Issued in Lieu of Cash Distributions	231,884	188,279
Redeemed	(2,365,499)	(1,534,886)
Net Increase (Decrease) from Capital Share Transactions	1,769,671	1,841,384
Total Increase (Decrease)	3,050,183	3,278,095
Net Assets
Beginning of Period	11,441,121	8,163,026
End of Period[2]	14,491,304	11,441,121
1 Includes fiscal 2014 and 2013 short-term gain distributions totaling $0 and $2,957,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $215,739,000 and $159,898,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2045 Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$16.82	$14.61	$12.10	$12.64	$11.70
Investment Operations
Net Investment Income	. 376.350		.354	.237	.257
Capital Gain Distributions Received	.001	.008	.014	.005	—
Net Realized and Unrealized Gain (Loss)
on Investments	1.747	2.173	2.433	(.436)	.929
Total from Investment Operations	2.124	2.531	2.801	(.194)	1.186
Distributions
Dividends from Net Investment Income	(.334)	(.316)	(.286)	(. 242)	(. 246)
Distributions from Realized Capital Gains	—	(.005)	(.005)	(.104)	—
Total Distributions	(. 334)	(. 321)	(. 291)	(. 346)	(. 246)
Net Asset Value, End of Period	$18.61	$16.82	$14.61	$12.10	$12.64

Total Return[1]	12.73%	17.70%	23.47%	-1.82%	10.23%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$14,491	$11,441	$8,163	$5,702	$4,918
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.18%	0.18%	0.18%	0.19%	0.19%
Ratio of Net Investment Income to
Average Net Assets	2.17%	2.36%	2.70%	1.79%	2.24%
Portfolio Turnover Rate	7%	10%	7%	16%[2]	6%
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s international equity investments from Vanguard European, Pacific, and Emerging Markets Stock Index Funds to Vanguard Total International Stock Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2045 Fund

Notes to Financial Statements

Vanguard Target Retirement 2045 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (See Note B). Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2014, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the year ended September 30, 2014, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

Target Retirement 2045 Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2014, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at September 30, 2014, the fund had $215,630,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $7,051,000 to offset taxable capital gains realized during the year ended September 30, 2014. At September 30, 2014, the fund had available capital losses totaling $15,266,000 that may be carried forward indefinitely to offset future net capital gains.

At September 30, 2014, the cost of investment securities for tax purposes was $10,919,043,000. Net unrealized appreciation of investment securities for tax purposes was $3,576,945,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

E. Capital shares issued and redeemed were:

	Year Ended September 30,
	2014	2013
	Shares	Shares
	(000)	(000)
Issued	216,231	205,525
Issued in Lieu of Cash Distributions	13,130	13,102
Redeemed	(130,624)	(97,476)
Net Increase (Decrease) in Shares Outstanding	98,737	121,151

Target Retirement 2045 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Sept. 30,		Proceeds			Sept. 30,
	2013		from		Capital Gain	2014
	Market	Purchases	Securities	Dividend Distributions		Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	10,111	NA1	NA1	9	—	8,935
Vanguard Total Bond Market II
Index Fund	914,861	534,665	304,223	24,308	469	1,160,867
Vanguard Total International
Bond Index Fund	233,021	70,878	27,000	3,799	—	289,934
Vanguard Total International
Stock Index Fund	3,085,040	849,178	82,437	115,688	—	3,881,078
Vanguard Total Stock Market
Index Fund	7,195,413	1,319,617	526,163	146,760	—	9,155,174
Total	11,438,446	2,774,338	939,823	290,564	469	14,495,988
1 Not applicable—Purchases and Sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to September 30, 2014, that would require recognition or disclosure in these financial statements.

Target Retirement 2050 Fund

Fund Profile
As of September 30, 2014

Total Fund Characteristics

Ticker Symbol	VFIFX
30-Day SEC Yield	2.12%
Acquired Fund Fees and Expenses[1]	0.18%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	63.0%
Vanguard Total International Stock Index
Fund Investor Shares	26.9
Vanguard Total Bond Market II Index Fund
Investor Shares	8.1
Vanguard Total International Bond Index
Fund Investor Shares	2.0

Total Fund Volatility Measures

	Target 2050	MSCI US
	Composite	Broad Market
	Index	Index
R-Squared	1.00	0.96
Beta	0.99	0.92
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 27, 2014—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2050 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2014, the acquired fund fees and expenses were 0.18%.

Target Retirement 2050 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 7, 2006, Through September 30, 2014
Initial Investment of $10,000

			Average Annual Total Returns
		Periods Ended September 30, 2014
				Since	Final Value
		One	Five	Inception	of a $10,000
		Year	Years	(6/7/2006)	Investment
	Target Retirement 2050 Fund	12.69%	12.12%	6.85%	$17,347
••••••••	Target 2050 Composite Index	13.04	12.41	6.96	17,501
– – – –	Mixed-Asset Target 2050 Funds
		10.33	10.75	5.57	15,696
	MSCI Average US Broad Market Index	17.88	15.88	8.15	19,186
For a benchmark description, see the Glossary.
Mixed-Asset Target 2050 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

Target Retirement 2050 Fund

Fiscal-Year Total Returns (%): June 7, 2006, Through September 30, 2014

For a benchmark description, see the Glossary.

Target Retirement 2050 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (63.0%)
Vanguard Total Stock Market Index Fund Investor Shares	94,448,536	4,653,479

International Stock Fund (26.9%)
Vanguard Total International Stock Index Fund Investor Shares	121,687,577	1,990,809

U.S. Bond Fund (8.1%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	55,775,394	599,028

International Bond Fund (2.0%)
Vanguard Total International Bond Index Fund Investor Shares	14,190,575	147,582
Total Investment Companies (Cost $5,775,429)		7,390,898
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
1 Vanguard Market Liquidity Fund, 0.109% (Cost $5,041)	5,041,472	5,041
Total Investments (100.1%) (Cost $5,780,470)		7,395,939
Other Assets and Liabilities (-0.1%)
Other Assets		73,525
Liabilities		(80,204)
		(6,679)
Net Assets (100%)
Applicable to 250,216,685 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		7,389,260
Net Asset Value Per Share		$29.53

Target Retirement 2050 Fund

At September 30, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	5,670,631
Undistributed Net Investment Income	108,365
Accumulated Net Realized Losses	(5,205)
Unrealized Appreciation (Depreciation)	1,615,469
Net Assets	7,389,260

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market
Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2050 Fund

Statement of Operations

Year Ended
September 30, 2014
($000)
Investment Income
Income
Income Distributions Received	143,739
Net Investment Income—Note B	143,739
Realized Net Gain (Loss)
Capital Gain Distributions Received	221
Affiliated Investment Securities Sold	1,967
Realized Net Gain (Loss)	2,188
Change in Unrealized Appreciation (Depreciation) of Investment Securities	583,773
Net Increase (Decrease) in Net Assets Resulting from Operations	729,700

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2050 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	143,739	105,695
Realized Net Gain (Loss)	2,188	(383)
Change in Unrealized Appreciation (Depreciation)	583,773	625,961
Net Increase (Decrease) in Net Assets Resulting from Operations	729,700	731,273
Distributions
Net Investment Income	(108,671)	(79,191)
Realized Capital Gain[1]	—	(1,138)
Total Distributions	(108,671)	(80,329)
Capital Share Transactions
Issued	2,587,083	1,926,591
Issued in Lieu of Cash Distributions	106,886	79,320
Redeemed	(1,280,848)	(769,063)
Net Increase (Decrease) from Capital Share Transactions	1,413,121	1,236,848
Total Increase (Decrease)	2,034,150	1,887,792
Net Assets
Beginning of Period	5,355,110	3,467,318
End of Period[2]	7,389,260	5,355,110
1 Includes fiscal 2014 and 2013 short-term gain distributions totaling $0 and $1,138,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $108,365,000 and $73,297,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2050 Fund

Financial Highlights

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$26.69	$23.16	$19.17	$20.10	$18.58
Investment Operations
Net Investment Income	. 586.539		.549	. 360	. 399
Capital Gain Distributions Received	.001	.012	.022	.006	—
Net Realized and Unrealized Gain (Loss)
on Investments	2.771	3.473	3.866	(.682)	1.492
Total from Investment Operations	3.358	4.024	4.437	(.316)	1.891
Distributions
Dividends from Net Investment Income	(.518)	(.487)	(. 439)	(. 370)	(. 371)
Distributions from Realized Capital Gains	—	(.007)	(.008)	(.244)	—
Total Distributions	(.518)	(. 494)	(. 447)	(. 614)	(. 371)
Net Asset Value, End of Period	$29.53	$26.69	$23.16	$19.17	$20.10

Total Return[1]	12.69%	17.74%	23.46%	-1.89%	10.26%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,389	$5,355	$3,467	$2,074	$1,517
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.18%	0.18%	0.18%	0.19%	0.19%
Ratio of Net Investment Income to
Average Net Assets	2.19%	2.36%	2.70%	1.79%	2.21%
Portfolio Turnover Rate	7%	9%	4%	15%[2]	10%
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s international equity investments from Vanguard European, Pacific, and Emerging Markets Stock Index Funds to Vanguard Total International Stock Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2050 Fund

Notes to Financial Statements

Vanguard Target Retirement 2050 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (See Note B). Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2014, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the year ended September 30, 2014, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

Target Retirement 2050 Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2014, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at September 30, 2014, the fund had $108,366,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $2,281,000 to offset taxable capital gains realized during the year ended September 30, 2014. At September 30, 2014, the fund had available capital losses totaling $3,440,000 that may be carried forward indefinitely to offset future net capital gains.

At September 30, 2014, the cost of investment securities for tax purposes was $5,782,235,000. Net unrealized appreciation of investment securities for tax purposes was $1,613,704,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

E. Capital shares issued and redeemed were:

	Year Ended September 30,
	2014	2013
	Shares	Shares
	(000)	(000)
Issued	90,220	78,284
Issued in Lieu of Cash Distributions	3,813	3,480
Redeemed	(44,461)	(30,850)
Net Increase (Decrease) in Shares Outstanding	49,572	50,914

Target Retirement 2050 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Sept. 30,		Proceeds			Sept. 30,
	2013		from		Capital Gain	2014
	Market	Purchases	Securities	Dividend Distributions		Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	6,630	NA1	NA1	6	—	5,041
Vanguard Total Bond Market II
Index Fund	429,110	303,536	141,288	11,971	221	599,028
Vanguard Total International
Bond Index Fund	108,611	46,583	14,000	1,858	—	147,582
Vanguard Total International
Stock Index Fund	1,443,455	594,351	55,638	57,343	—	1,990,809
Vanguard Total Stock Market
Index Fund	3,367,269	988,927	265,758	72,561	—	4,653,479
Total	5,355,075	1,933,397	476,684	143,739	221	7,395,939
1 Not applicable—Purchases and Sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to September 30, 2014, that would require recognition or disclosure in these financial statements.

Target Retirement 2055 Fund

Fund Profile
As of September 30, 2014

Total Fund Characteristics

Ticker Symbol	VFFVX
30-Day SEC Yield	2.12%
Acquired Fund Fees and Expenses[1]	0.18%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	63.0%
Vanguard Total International Stock Index
Fund Investor Shares	27.0
Vanguard Total Bond Market II Index Fund
Investor Shares	8.0
Vanguard Total International Bond Index
Fund Investor Shares	2.0

Total Fund Volatility Measures

	Target 2055	MSCI US
	Composite	Broad Market
	Index	Index
R-Squared	1.00	0.96
Beta	0.99	0.92
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 27, 2014—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2055 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2014, the acquired fund fees and expenses were 0.18%.

Target Retirement 2055 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 18, 2010, Through September 30, 2014
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended September 30, 2014
			Since	Final Value
		One	Inception	of a $10,000
		Year	(8/18/2010)	Investment
	Target Retirement 2055 Fund	12.69%	13.63%	$16,923
••••••••	Target 2055 Composite Index	13.04	13.84	17,051
– – – –	Spliced Mixed-Asset Target 2055+
		10.98	12.12	16,017
	MSCI Funds US Average Broad Market Index	17.88	17.98	19,758
For a benchmark description, see the Glossary.
Spliced Mixed-Asset Target 2055+ Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

Target Retirement 2055 Fund

Fiscal-Year Total Returns (%): August 18, 2010, Through September 30, 2014

For a benchmark description, see the Glossary.

Target Retirement 2055 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.9%)
U.S. Stock Fund (62.9%)
Vanguard Total Stock Market Index Fund Investor Shares	21,298,437	1,049,374

International Stock Fund (27.0%)
Vanguard Total International Stock Index Fund Investor Shares	27,523,449	450,284

U.S. Bond Fund (8.0%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	12,433,924	133,540

International Bond Fund (2.0%)
Vanguard Total International Bond Index Fund Investor Shares	3,207,011	33,353
Total Investment Companies (Cost $1,446,763)		1,666,551
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
1 Vanguard Market Liquidity Fund, 0.109% (Cost $2,341)	2,341,146	2,341
Total Investments (100.0%) (Cost $1,449,104)		1,668,892
Other Assets and Liabilities (0.0%)
Other Assets		18,003
Liabilities		(17,272)
		731
Net Assets (100%)
Applicable to 52,498,937 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		1,669,623
Net Asset Value Per Share		$31.80

Target Retirement 2055 Fund

At September 30, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	1,429,445
Undistributed Net Investment Income	21,039
Accumulated Net Realized Losses	(649)
Unrealized Appreciation (Depreciation)	219,788
Net Assets	1,669,623

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market
Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2055 Fund

Statement of Operations

Year Ended
September 30, 2014
($000)
Investment Income
Income
Income Distributions Received	29,476
Net Investment Income—Note B	29,476
Realized Net Gain (Loss)
Capital Gain Distributions Received	41
Affiliated Investment Securities Sold	(235)
Realized Net Gain (Loss)	(194)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	108,847
Net Increase (Decrease) in Net Assets Resulting from Operations	138,129

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2055 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	29,476	15,546
Realized Net Gain (Loss)	(194)	(168)
Change in Unrealized Appreciation (Depreciation)	108,847	91,119
Net Increase (Decrease) in Net Assets Resulting from Operations	138,129	106,497
Distributions
Net Investment Income	(17,283)	(8,415)
Realized Capital Gain[1]	(145)	(245)
Total Distributions	(17,428)	(8,660)
Capital Share Transactions
Issued	928,250	567,744
Issued in Lieu of Cash Distributions	17,158	8,573
Redeemed	(311,373)	(140,041)
Net Increase (Decrease) from Capital Share Transactions	634,035	436,276
Total Increase (Decrease)	754,736	534,113
Net Assets
Beginning of Period	914,887	380,774
End of Period[2]	1,669,623	914,887
1 Includes fiscal 2014 and 2013 short-term gain distributions totaling $0 and $132,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $21,039,000 and $10,791,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2055 Fund

Financial Highlights

					Aug. 18,
					2010[1] to
		Year Ended September 30,
For a Share Outstanding					Sept. 30,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$28.67	$24.81	$20.45	$20.98	$20.00
Investment Operations
Net Investment Income	. 577	.641[2]	.540	. 388 [2]	.063
Capital Gain Distributions Received	.001	.011[2]	.022	.001	—
Net Realized and Unrealized Gain (Loss)
on Investments	3.033	3.668	4.202	(.698)	.917
Total from Investment Operations	3.611	4.320	4.764	(.309)	.980
Distributions
Dividends from Net Investment Income	(.477)	(.447)	(. 391)	(.179)	—
Distributions from Realized Capital Gains	(. 004)	(. 013)	(. 013)	(. 042)	—
Total Distributions	(.481)	(. 460)	(. 404)	(. 221)	—
Net Asset Value, End of Period	$31.80	$28.67	$24.81	$20.45	$20.98

Total Return[3]	12.69%	17.73%	23.56%	-1.58%	4.90%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,670	$915	$381	$124	$2
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.18%	0.18%	0.18%	0.19%	0.22%[4]
Ratio of Net Investment Income to
Average Net Assets	2.22%	2.39%	2.76%	1.71%	2.73%[4]
Portfolio Turnover Rate	7%	9%	3%	12%[5]	3%
1 Inception.
2 Calculated based on average shares outstanding.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Annualized.
5 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s international equity investments from Vanguard European, Pacific, and Emerging Markets Stock Index Funds to Vanguard Total International Stock Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2055 Fund

Notes to Financial Statements

Vanguard Target Retirement 2055 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (See Note B). Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2014, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the year ended September 30, 2014, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

Target Retirement 2055 Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2014, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $1,945,000 from undistributed net investment income, and $5,000 from accumulated net realized losses, to paid-in capital.

For tax purposes, at September 30, 2014, the fund had $21,084,000 of ordinary income and $20,000 of long-term capital gains available for distribution.

At September 30, 2014, the cost of investment securities for tax purposes was $1,449,817,000. Net unrealized appreciation of investment securities for tax purposes was $219,075,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

E. Capital shares issued and redeemed were:

	Year Ended September 30,
	2014	2013
	Shares	Shares
	(000)	(000)
Issued	30,025	21,406
Issued in Lieu of Cash Distributions	569	350
Redeemed	(10,007)	(5,194)
Net Increase (Decrease) in Shares Outstanding	20,587	16,562

Target Retirement 2055 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Sept. 30,		Proceeds			Sept. 30,
	2013		from		Capital Gain	2014
	Market	Purchases	Securities	Dividend Distributions		Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	2,542	NA1	NA1	2	—	2,341
Vanguard Total Bond Market II
Index Fund	73,616	91,709	33,359	2,421	41	133,540
Vanguard Total International
Bond Index Fund	18,455	15,840	2,223	370	—	33,353
Vanguard Total International
Stock Index Fund	246,239	221,078	15,774	11,764	—	450,284
Vanguard Total Stock Market
Index Fund	574,420	412,223	44,287	14,919	—	1,049,374
Total	915,272	740,850	95,643	29,476	41	1,668,892
1 Not applicable—Purchases and Sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to September 30, 2014, that would require recognition or disclosure in these financial statements.

Target Retirement 2060 Fund

Fund Profile
As of September 30, 2014

Total Fund Characteristics
Ticker Symbol	VTTSX
30-Day SEC Yield	2.12%
Acquired Fund Fees and Expenses[1]	0.18%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	63.0%
Vanguard Total International Stock Index
Fund Investor Shares	27.0
Vanguard Total Bond Market II Index Fund
Investor Shares	8.0
Vanguard Total International Bond Index
Fund Investor Shares	2.0

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 27, 2014—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2060 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2014, the acquired fund fees and expenses were 0.18%.

Target Retirement 2060 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 19, 2012, Through September 30, 2014
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended September 30, 2014
			Since	Final Value
		One	Inception	of a $10,000
		Year	(1/19/2012)	Investment
	Target Retirement 2060 Fund	12.72%	14.54%	$14,421
••••••••	Target 2060 Composite Index	13.04	14.77	14,499
– – – –	Spliced Mixed-Asset Target 2055+
		10.98	13.13	13,945
	MSCI Funds US Average Broad Market Index	17.88	18.67	15,865
For a benchmark description, see the Glossary.
Spliced Mixed-Asset Target 2055+ Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

Target Retirement 2060 Fund

Fiscal-Year Total Returns (%): January 19, 2012, Through September 30, 2014

For a benchmark description, see the Glossary.

Target Retirement 2060 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (63.0%)
Vanguard Total Stock Market Index Fund Investor Shares	6,201,133	305,530

International Stock Fund (27.0%)
Vanguard Total International Stock Index Fund Investor Shares	8,013,544	131,101

U.S. Bond Fund (8.0%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	3,632,380	39,012

International Bond Fund (2.0%)
Vanguard Total International Bond Index Fund Investor Shares	921,057	9,579
Total Investment Companies (Cost $440,871)		485,222
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
1 Vanguard Market Liquidity Fund, 0.109% (Cost $437)	437,358	437
Total Investments (100.1%) (Cost $441,308)		485,659
Other Assets and Liabilities (-0.1%)
Other Assets		3,646
Liabilities		(3,895)
		(249)
Net Assets (100%)
Applicable to 17,320,354 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		485,410
Net Asset Value Per Share		$28.03

Target Retirement 2060 Fund

At September 30, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	435,369
Undistributed Net Investment Income	5,769
Accumulated Net Realized Losses	(79)
Unrealized Appreciation (Depreciation)	44,351
Net Assets	485,410

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market
Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2060 Fund

Statement of Operations

Year Ended
September 30, 2014
($000)
Investment Income
Income
Income Distributions Received	8,027
Net Investment Income—Note B	8,027
Realized Net Gain (Loss)
Capital Gain Distributions Received	10
Affiliated Investment Securities Sold	(30)
Realized Net Gain (Loss)	(20)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	27,610
Net Increase (Decrease) in Net Assets Resulting from Operations	35,617

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2060 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	8,027	2,846
Realized Net Gain (Loss)	(20)	141
Change in Unrealized Appreciation (Depreciation)	27,610	15,512
Net Increase (Decrease) in Net Assets Resulting from Operations	35,617	18,499
Distributions
Net Investment Income	(3,832)	(784)
Realized Capital Gain[1]	(10)	(15)
Total Distributions	(3,842)	(799)
Capital Share Transactions
Issued	355,026	205,842
Issued in Lieu of Cash Distributions	3,794	790
Redeemed	(122,342)	(40,404)
Net Increase (Decrease) from Capital Share Transactions	236,478	166,228
Total Increase (Decrease)	268,253	183,928
Net Assets
Beginning of Period	217,157	33,229
End of Period[2]	485,410	217,157
1 Includes fiscal 2014 and 2013 short-term gain distributions totaling $0 and $15,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $5,769,000 and $2,204,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2060 Fund

Financial Highlights

			Jan. 19,
	Year Ended		2012[1] to
	September 30,		Sept. 30,
For a Share Outstanding Throughout Each Period	2014	2013	2012
Net Asset Value, Beginning of Period	$25.21	$21.74	$20.00
Investment Operations
Net Investment Income	. 615 [2]	.581[2]	.218
Capital Gain Distributions Received	.001[2]	.007[2]	.002
Net Realized and Unrealized Gain (Loss) on Investments	2.572	3.203	1.520
Total from Investment Operations	3.188	3.791	1.740
Distributions
Dividends from Net Investment Income	(.367)	(.315)	—
Distributions from Realized Capital Gains	(.001)	(.006)	—
Total Distributions	(.368)	(.321)	—
Net Asset Value, End of Period	$28.03	$25.21	$21.74

Total Return[3]	12.72%	17.69%	8.70%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$485	$217	$33
Ratio of Total Expenses to Average Net Assets	—	—	—
Acquired Fund Fees and Expenses	0.18%	0.18%	0.18%[4]
Ratio of Net Investment Income to Average Net Assets	2.25%	2.45%	2.99%[4]
Portfolio Turnover Rate	11%	10%	40%
1 Inception.
2 Calculated based on average shares outstanding.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2060 Fund

Notes to Financial Statements

Vanguard Target Retirement 2060 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2012–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (See Note B). Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2014, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the year ended September 30, 2014, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

Target Retirement 2060 Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2014, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $630,000 from undistributed net investment income, and $3,000 from accumulated net realized losses, to paid-in capital.

For tax purposes, at September 30, 2014, the fund had $5,801,000 of ordinary income and $10,000 of long-term capital gains available for distribution.

At September 30, 2014, the cost of investment securities for tax purposes was $441,429,000. Net unrealized appreciation of investment securities for tax purposes was $44,230,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

E. Capital shares issued and redeemed were:

	Year Ended September 30,
	2014	2013
	Shares	Shares
	(000)	(000)
Issued	13,041	8,760
Issued in Lieu of Cash Distributions	143	37
Redeemed	(4,478)	(1,712)
Net Increase (Decrease) in Shares Outstanding	8,706	7,085

Target Retirement 2060 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Sept. 30,		Proceeds			Sept. 30,
	2013		from		Capital Gain	2014
	Market	Purchases	Securities	Dividend Distributions		Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	219	NA1	NA1	1	—	437
Vanguard Total Bond Market II
Index Fund	17,247	29,929	8,576	650	10	39,012
Vanguard Total International
Bond Index Fund	4,379	4,851	—	100	—	9,579
Vanguard Total International
Stock Index Fund	58,308	81,482	7,750	3,205	—	131,101
Vanguard Total Stock Market
Index Fund	136,020	163,654	21,902	4,071	—	305,530
Total	216,173	279,916	38,228	8,027	10	485,659
1 Not applicable—Purchases and Sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to September 30, 2014, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Chester Funds and the Shareholders of Vanguard Target Retirement 2035 Fund, Vanguard Target Retirement 2040 Fund, Vanguard Target Retirement 2045 Fund, Vanguard Target Retirement 2050 Fund, Vanguard Target Retirement 2055 Fund and Vanguard Target Retirement 2060 Fund:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Target Retirement 2035 Fund, Vanguard Target Retirement 2040 Fund, Vanguard Target Retirement 2045 Fund, Vanguard Target Retirement 2050 Fund, Vanguard Target Retirement 2055 Fund and Vanguard Target Retirement 2060 Fund (constituting separate portfolios of Vanguard Chester Funds, hereafter referred to as the “Funds”) at September 30, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2014 by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 10, 2014

Special 2014 tax information (unaudited) for Vanguard Target Retirement Funds

This information for the fiscal year ended September 30, 2014, is included pursuant to provisions of the Internal Revenue Code.

For non-resident alien shareholders, 100% of short-term capital gain dividends distributed by Target Retirement 2040 Fund are qualified short-term capital gains.

The funds distributed capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year as follows:

Fund	($000)
Target Retirement 2035 Fund	—
Target Retirement 2040 Fund	2,806
Target Retirement 2045 Fund	—
Target Retirement 2050 Fund	—
Target Retirement 2055 Fund	148
Target Retirement 2060 Fund	12

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Fund	($000)
Target Retirement 2035 Fund	283,398
Target Retirement 2040 Fund	176,105
Target Retirement 2045 Fund	176,770
Target Retirement 2050 Fund	81,807
Target Retirement 2055 Fund	13,080
Target Retirement 2060 Fund	2,901

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	Percentage
Target Retirement 2035 Fund	43.0%
Target Retirement 2040 Fund	44.9
Target Retirement 2045 Fund	45.7
Target Retirement 2050 Fund	45.7
Target Retirement 2055 Fund	45.8
Target Retirement 2060 Fund	45.7

The funds designate to shareholders foreign source income and foreign taxes paid as follows:

	Foreign Source Income	Foreign Taxes Paid
Fund	($000)	($000)
Target Retirement 2035 Fund	176,439	10,189
Target Retirement 2040 Fund	123,650	7,140
Target Retirement 2045 Fund	114,618	6,619
Target Retirement 2050 Fund	56,812	3,281
Target Retirement 2055 Fund	11,655	673
Target Retirement 2060 Fund	3,175	183

Shareholders will receive more detailed information with their Form 1099-DIV in January 2015 to determine the calendar-year amounts to be included on their 2014 tax returns.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2014. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Target Retirement Funds
Periods Ended September 30, 2014
	One	Five	Ten
	Year	Years	Years
Target Retirement 2035 Fund
Returns Before Taxes	12.20%	11.82%	7.20%
Returns After Taxes on Distributions	11.60	11.33	6.74
Returns After Taxes on Distributions and Sale of Fund Shares	7.19	9.39	5.76
			Since
	One	Five	Inception
	Year	Years	(6/7/2006)
Target Retirement 2040 Fund
Returns Before Taxes	12.66%	12.11%	6.79%
Returns After Taxes on Distributions	12.12	11.64	6.39
Returns After Taxes on Distributions and Sale of Fund Shares	7.46	9.62	5.37

	One	Five	Ten
	Year	Years	Years
Target Retirement 2045 Fund
Returns Before Taxes	12.73%	12.14%	7.61%
Returns After Taxes on Distributions	12.16	11.63	7.16
Returns After Taxes on Distributions and Sale of Fund Shares	7.51	9.64	6.11

Average Annual Total Returns: Target Retirement Funds
Periods Ended September 30, 2014

				Since
	One		Five	Inception
	Year		Years	(6/7/2006)
Target Retirement 2050 Fund
Returns Before Taxes	12.69%		12.12%	6.85%
Returns After Taxes on Distributions	12.11		11.61	6.42
Returns After Taxes on Distributions and Sale of Fund Shares	7.46		9.62	5.42

				Since
		One		Inception
		Year		(8/18/2010)
Target Retirement 2055 Fund
Returns Before Taxes		12.69%		13.63%
Returns After Taxes on Distributions		12.20		13.26
Returns After Taxes on Distributions and Sale of Fund Shares		7.44		10.79

				Since
		One		Inception
		Year		(1/19/2012)
Target Retirement 2060 Fund
Returns Before Taxes		12.72%		14.54%
Returns After Taxes on Distributions		12.31		14.27
Returns After Taxes on Distributions and Sale of Fund Shares		7.43		11.35

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. The Target Retirement Funds have no direct expenses, but each fund bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets.

The following examples are intended to help you understand the ongoing cost (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for each Target Retirement Fund.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended September 30, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	3/31/2014	9/30/2014	Period
Based on Actual Fund Return
Target Retirement 2035 Fund	$1,000.00	$1,030.11	$0.92
Target Retirement 2040 Fund	$1,000.00	$1,030.22	$0.92
Target Retirement 2045 Fund	$1,000.00	$1,030.45	$0.92
Target Retirement 2050 Fund	$1,000.00	$1,030.36	$0.92
Target Retirement 2055 Fund	$1,000.00	$1,030.13	$0.92
Target Retirement 2060 Fund	$1,000.00	$1,030.51	$0.92
Based on Hypothetical 5% Yearly Return
Target Retirement 2035 Fund	$1,000.00	$1,024.17	$0.91
Target Retirement 2040 Fund	$1,000.00	$1,024.17	$0.91
Target Retirement 2045 Fund	$1,000.00	$1,024.17	$0.91
Target Retirement 2050 Fund	$1,000.00	$1,024.17	$0.91
Target Retirement 2055 Fund	$1,000.00	$1,024.17	$0.91
Target Retirement 2060 Fund	$1,000.00	$1,024.17	$0.91
The calculations are based on the acquired fund fees and expenses for the most recent six-month period. The funds’ annualized expense figures for the period are (in order as listed from top to bottom above) 0.18%, 0.18%, 0.18%, 0.18%, 0.18%, and 0.18%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Funds that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Benchmark Information

Spliced Mixed-Asset Target 2055+ Funds Average: Mixed-Asset Target 2050 Funds Average through August 31, 2013; Mixed-Asset Target 2055+ Funds Average thereafter.

Target 2035 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2040 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2045 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2050 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2055 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Barclays U.S. Aggregate Float Adjusted Index; for international bonds, the Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2060 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Barclays U.S. Aggregate Float Adjusted Index; for international bonds, the Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 177 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President of
Inc., and of each of the investment companies served	the University of Pennsylvania; Christopher H. Browne
by The Vanguard Group, since January 2010; Director	Distinguished Professor of Political Science, School of
of The Vanguard Group since 2008; Chief Executive	Arts and Sciences, and Professor of Communication,
Officer and President of The Vanguard Group, and of	Annenberg School for Communication, with secondary
each of the investment companies served by The	faculty appointments in the Department of Philosophy,
Vanguard Group, since 2008; Director of Vanguard	School of Arts and Sciences, and at the Graduate
Marketing Corporation; Managing Director of The	School of Education, University of Pennsylvania;
Vanguard Group (1995–2008).	Trustee of the National Constitution Center; Chair
of the Presidential Commission for the Study of
Bioethical Issues.
IndependentTrustees
JoAnn Heffernan Heisen
Emerson U. Fullwood	Born 1950. Trustee Since July 1998. Principal
Born 1948. Trustee Since January 2008. Principal	Occupation(s) During the Past Five Years: Corporate
Occupation(s) During the Past Five Years: Executive	Vice President and Chief Global Diversity Officer
Chief Staff and Marketing Officer for North America	(retired 2008) and Member of the Executive
and Corporate Vice President (retired 2008) of Xerox	Committee (1997–2008) of Johnson & Johnson
Corporation (document management products and	(pharmaceuticals/medical devices/consumer
services); Executive in Residence and 2009–2010	products); Director of Skytop Lodge Corporation
Distinguished Minett Professor at the Rochester	(hotels), the University Medical Center at Princeton,
Institute of Technology; Director of SPX Corporation	the Robert Wood Johnson Foundation, and the Center
(multi-industry manufacturing), the United Way of	for Talent Innovation; Member of the Advisory Board
Rochester, Amerigroup Corporation (managed health	of the Maxwell School of Citizenship and Public Affairs
care), the University of Rochester Medical Center,	at Syracuse University.
Monroe Community College Foundation, and North
Carolina A&T University.	F. Joseph Loughrey
Born 1949. Trustee Since October 2009. Principal
Rajiv L. Gupta	Occupation(s) During the Past Five Years: President
Born 1945. Trustee Since December 2001.[2]	and Chief Operating Officer (retired 2009) of Cummins
Principal Occupation(s) During the Past Five Years:	Inc. (industrial machinery); Chairman of the Board
Chairman and Chief Executive Officer (retired 2009)	of Hillenbrand, Inc. (specialized consumer services),
and President (2006–2008) of Rohm and Haas Co.	and of Oxfam America; Director of SKF AB (industrial
(chemicals); Director of Tyco International, Ltd.	machinery), Hyster-Yale Materials Handling, Inc.
(diversified manufacturing and services), Hewlett-	(forklift trucks), the Lumina Foundation for Education,
Packard Co. (electronic computer manufacturing),

and the V Foundation for Cancer Research; Member	Executive Officers
of the Advisory Council for the College of Arts and
Letters and of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies, both at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer (retired 2013)
at IBM (information technology services); Fiduciary	Thomas J. Higgins
Member of IBM’s Retirement Plan Committee (2004–	Born 1957. Chief Financial Officer Since September
2013); Member of the Council on Chicago Booth.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Board Member of TIFF Advisory Services, Inc.	Occupation(s) During the Past Five Years: Principal of
(investment advisor); Member of the Investment	The Vanguard Group, Inc.; Treasurer of each of the
Advisory Committees of the Financial Industry	investment companies served by The Vanguard
Regulatory Authority (FINRA) and of Major League	Group; Assistant Treasurer of each of the investment
Baseball.	companies served by The Vanguard Group (1988–2008).

André F. Perold	Heidi Stam
Born 1952. Trustee Since December 2004. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Managing
Gund Professor of Finance and Banking, Emeritus	Director of The Vanguard Group, Inc.; General Counsel
at the Harvard Business School (retired 2011);	of The Vanguard Group; Secretary of The Vanguard
Chief Investment Officer and Managing Partner of	Group and of each of the investment companies
HighVista Strategies LLC (private investment firm);	served by The Vanguard Group; Director and Senior
Director of Rand Merchant Bank; Overseer of the	Vice President of Vanguard Marketing Corporation.
Museum of Fine Arts Boston.
Vanguard Senior ManagementTeam
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	Chris D. McIsaac
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Michael S. Miller
President, and Chief Executive Officer of NACCO	Paul A. Heller	James M. Norris
Industries, Inc. (housewares/lignite), and of Hyster-	Martha G. King	Glenn W. Reed
Yale Materials Handling, Inc. (forklift trucks); Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland.

Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President	John J. Brennan
and Chief Operating Officer (retired 2010) of Corning	Chairman, 1996–2009
Incorporated (communications equipment); Trustee of	Chief Executive Officer and President, 1996–2008
Colby-Sawyer College; Member of the Advisory Board
of the Norris Cotton Cancer Center and of the Advisory	Founder
Board of the Parthenon Group (strategy consulting).
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
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Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2014 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q3080B 112014

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended September 30, 2014: $448,000
Fiscal Year Ended September 30, 2013: $287,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended September 30, 2014: $6,605,127
Fiscal Year Ended September 30, 2013: $5,714,113

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b) Audit-Related Fees.

Fiscal Year Ended September 30, 2014: $2,176,479
Fiscal Year Ended September 30, 2013: $1,552,950

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended September 30, 2014: $316,869
Fiscal Year Ended September 30, 2013: $110,000

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d) All Other Fees.

Fiscal Year Ended September 30, 2014: $198,163
Fiscal Year Ended September 30, 2013: $132,000

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2014: $515,032
Fiscal Year Ended September 30, 2013: $242,000

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.

(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD CHESTER FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: November 19, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD CHESTER FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: November 19, 2014

VANGUARD CHESTER FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: November 19, 2014

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number 2-17620, Incorporated by Reference.